SCHEDULE 14C INFORMATION
                  Information Statement Pursuant to Section 14C
                     of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Check the appropriate box:

/x/  Preliminary Information Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

/ /  Definitive Information Statement

                                SSI CAPITAL CORP.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

        /x/      No fee required

        / / Fee computed on table below per Exchange Act Rules 14c-5(g) and O-11

        1)       Title of each class of securities to which transaction applies:

                 --------------------------------------------------------------
        2)       Aggregate number of securities to which transaction applies:

                 --------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                 --------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:

                 --------------------------------------------------------------
        5)       Total fee paid:

                 --------------------------------------------------------------

        / /      Fee paid previously with preliminary materials.

        / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:

                 --------------------------------------------------------------
        2)       Form, Schedule or Registration Statement No.:

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        3)       Filing Party:

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        4)       Date Filed:

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                                SSI CAPITAL CORP.
                               ENGLEWOOD, COLORADO
                            ------------------------


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 15, 1997



     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of SSI Capital Corp. (the "Company") will be held at the Company's offices at 2901
South Tejon Street, Englewood, Colorado on August 15, 1997 at 10:00 a.m. local time, for the purpose of considering and acting upon the following:


     1. The approval of the Reincorporation Proposal.


     2. The approval of the adoption of the Company's 1997 Stock Option Plan and previous grants under the Plan.


     3. Any and all other matters that may properly come before the meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on July 21, 1997, as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment thereof, and only holders of Common Stock of the Company of record at such date will be entitled to notice of and to vote at the meeting. Such stockholders may vote in person or by proxy. You are cordially invited to attend the meeting.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                                              By Order of the Board of
                                              Directors,
                                              GARY H. SCHLATTER
                                              President

Denver, Colorado
July __, 1997

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                                SSI CAPITAL CORP.
                               ENGLEWOOD, COLORADO
                              --------------------

                              INFORMATION STATEMENT
                       FOR SPECIAL MEETING OF STOCKHOLDERS
                                 AUGUST 15, 1997


     This Information Statement is furnished in connection with a special meeting of SSI Capital Corp., (the "Company") to be held at the offices of the Company, 2901 South Tejon Street, Englewood, Colorado 80110 on August 15, 1997, at 10:00 a.m. local time. This Information Statement is intended to be released to stockholders of the Company on or about July 25, 1997.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                        RECORD DATE AND VOTING SECURITIES


     The Board of Directors has selected the close of business on July 21, 1997 as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. The number of shares of Common Stock, $.001 par value (the "Common Stock") of the Company outstanding on July 21, 1997 was 18,246,940. Stockholders present or represented and entitled to vote on any matter at the meeting or any adjournment thereof will be entitled to one vote on such matter for each share of the Common Stock of the Company held by them as of the record date.


                          THE REINCORPORATION PROPOSAL


     The Company's Board of Directors has unanimously approved, and recommends for shareholder approval, the proposed change of the Company's jurisdiction of incorporation from the State of New York to the State of Colorado (the "Reincorporation Proposal"). The Reincorporation Proposal would be effected through the merger (the "Merger") of the Company with and into OraLabs Holding Corp., a newly-formed wholly owned subsidiary of the Company that is incorporated in Colorado ("OraLabs Holding"), with OraLabs Holding as the surviving corporation in the Merger (the "Reincorporation"). OraLabs Holding has not conducted any business other than with respect to the proposed Merger. The Reincorporation would not result in any change in the business, management,

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executive officers,  directors, location of principal executive offices, assets, liabilities or net worth of the Company. By operation of law, upon the completion of the Merger, all assets, property, rights, liabilities and obligations of the Company would be transferred to and assumed by OraLabs Holding. The Merger would be accomplished pursuant to the terms and conditions of a plan of merger (the "Merger Agreement") between the Company and OraLabs Holding, a copy of which is attached hereto as Exhibit A. The Company's officers and directors, who together may be deemed to beneficially own approximately 84% of the common stock of the Company, have indicated that they intend to vote FOR the Reincorporation Proposal.

     The principal purpose of the Reincorporation is to change the law applicable to the Company's corporate affairs from the New York Business Corporation Law ("NYBCL") to the Colorado Business Corporation Act ("CBCA"), because the Company's headquarters and manufacturing plant are in Colorado and because the Company believes that Colorado corporation law offers a number of advantages and no disadvantages when compared with New York corporation law. See "Principal Reasons for Changing the State of Incorporation to Colorado," below. In addition, the Reincorporation would, as a result of the transactions contemplated by the Merger Agreement, reduce (the "Reverse Stock Split") the number of outstanding shares of Common Stock on a proportionate one-for-two basis. (See "The Reverse Stock Split," below). Also, the Company's new name, OraLabs Holding Corp. (such change of name being referred to herein as the "Name Change"), will better reflect the business nature of the Company.


     The Merger Agreement has been approved and adopted by (i) the Company's Board of Directors in accordance with the NYBCL; and (ii) the Board of Directors of OraLabs Holding, and the Company as sole stockholder of OraLabs Holding, each in accordance with the CBCA. The Merger Agreement was executed on June 25, 1997.


Board Recommendation:

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REINCORPORATION PROPOSAL.

     Principal Effects Of The Reincorporation The Company's Board of Directors has unanimously approved the Reincorporation, and the Merger Agreement pursuant to which it would be effected, in order to accomplish the two principal objectives specified below. The Merger, if consummated, would have the following principal effects:

     (1) The Company Will Be A Colorado Corporation. The Company would become a Colorado corporation through the Merger (the merger of the Company with and into OraLabs Holding, a wholly owned subsidiary of the Company that is incorporated in Colorado). OraLabs Holding has not conducted any business other than with respect to the proposed Merger. The Merger would not result in any change in the business, management, executive officers, directors,


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     location of principal executive offices,  assets,  liabilities or net worth of the Company. By operation of law, upon the completion of the Merger, all assets, property, rights, liabilities and obligations of the Company would be transferred to and assumed by OraLabs Holding. As a result of the Reincorporation, the Company's corporate affairs would be governed by Colorado corporation law, which the Board of Directors believes has certain advantages over New York corporation law. See "Principal Reasons for Changing the State of Incorporation to Colorado," below. For a discussion of certain differences between Colorado and New York corporate law, please refer to "Principal Differences Between New York and Colorado Corporate Law," Exhibit B attached hereto, which describes such differences in greater detail. OraLabs Holding, as the surviving corporation in the Merger, may be referred to herein as the "Surviving Corporation."

     (2) The Number Of Outstanding Shares Of Common Stock Will Be Decreased. Pursuant to the Merger Agreement, each outstanding share of Common Stock will be converted into one-half of a share of common stock of the Surviving Corporation having otherwise rights, limitations, designations and preferences identical to those the Common Stock had immediately prior to the Merger. As examples of the conversion of shares of Common Stock in the Merger, (i) a stockholder holding one hundred shares of Common Stock immediately prior to the Merger would hold fifty shares of common stock of the Surviving Corporation upon completion of the Merger and (ii) a stockholder holding one hundred fifty-five shares of Common Stock immediately prior to the Merger would hold seventy-eight shares (as a result of rounding up the fractional one-half share to the next highest whole number of shares) of common stock of the Surviving Corporation upon completion of the Merger. Accordingly, the Reverse Stock Split will affect all shares of Common Stock on a proportionate basis, and each stockholder of OraLabs Holding will have the same proportionate interest (except for the insignificant change resulting from rounding up each fractional one-half share) in OraLabs Holding upon completion of the Merger that such stockholder had in the Company immediately prior to the Merger.

     Principal Reasons For Changing The State Of Incorporation To Colorado. When incorporated in 1981, the Company was engaged in a business operated in the State of New York. The Company subsequently declared bankruptcy, and after its emergence from bankruptcy in 1991, the sole business of the Company was to seek an appropriate acquisition or merger company. In 1997 the Company acquired OraLabs, Inc., a Colorado corporation ("the SSI Subsidiary"), as a wholly owned subsidiary of the Company. This was accomplished through what is commonly known as a reverse triangular merger, which closed on May 1, 1997. The sole shareholder and director of the SSI Subsidiary prior to consummation of the merger became a director and the predominant shareholder of the Company upon closing the merger. Although the Company's products are sold in many states, its manufacturing facility and executive offices are located in the State of Colorado.

     The Company reviewed both New York law and Colorado law and determined from that review that it would be preferable for the Company to be governed by Colorado law. The Company determined that there would be material advantages and no material disadvantages to be governed by Colorado law rather than by New

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



York law. For a discussion of certain differences in stockholders' rights and the powers of management under the CBCA and the NYBCL, see "Principal Differences Between New York and Colorado Corporation Laws," below, and Exhibit B to this Information Statement, which describes certain differences between New York and Colorado corporate law in greater detail.

     Principal Differences Between New York And Colorado Corporation Laws. The Reincorporation would effect several changes in the governing rules of the Company and in the rights of shareholders as a result of differences between the NYBCL and the CBCA. The provisions of the NYBCL and CBCA differ in many respects, including without limitation with respect to dividends, statutory "dissenters' rights," consideration for acquisition for shares, shareholder vote to approve certain business combinations, classification of the board of directors, the right to examine the subject corporation's books and records, the ability to enter into "business combinations" with certain shareholders, and the manner in which a corporate transaction with an "interested director" may be approved by the remaining directors.

     The CBCA is in certain areas less protective of rights of stockholders than the NYBCL is of the rights of shareholders. For example, the voting requirement under the CBCA for approval of certain business combinations is a majority of the outstanding voting shares, whereas the NYBCL imposes a requirement of approval by 66 2/3% of the voting shares; the CBCA does not provide for statutory "dissenters' rights" for certain types of transactions and in certain cases where such rights would be available under the NYBCL; the CBCA does not require stockholder approval for the issuance of stock options to officers, directors or employees or for the making of loans to directors, whereas such transactions require stockholder approval under the NYBCL. Under the NYBCL, loans to directors must be authorized by a vote of the shareholders, which is not required under the CBCA. As a result, if the Reincorporation Proposal is approved by the Company's stockholders as provided herein, certain of their rights as stockholders will be affected thereby. A more detailed analysis of certain principal differences between New York and Colorado corporate law is set forth in Exhibit B hereto, "Principal Differences Between New York and Colorado Corporate Laws".

     In addition to changes arising generally under Colorado law, the Merger Agreement contemplates that the existing certificate of incorporation (the "Current Certificate of Incorporation") and by-laws (the "Current By-Laws") of the Company would be changed in the Merger, and that OraLabs Holding would be governed by a new certificate of incorporation (the "OraLabs Holding Articles of Incorporation") and by-laws (the "OraLabs Holding By-Laws"). The OraLabs Holding Articles of Incorporation and the OraLabs Holding By-Laws will be substantially similar to the Current Certificate of Incorporation and the Current By-Laws, respectively. Material differences are summarized below. Copies of the OraLabs Holding Articles of Incorporation and the OraLabs Holding By-Laws are attached hereto as Exhibits C and D respectively. See "Principal Differences Between the Charter Documents of the Company and OraLabs Holding."



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     Principal  Differences  Between  The Charter  Documents  Of The Company And
OraLabs Holding.  The OraLabs Holding Articles of Incorporation  and the OraLabs
Holding By-Laws are substantially similar to the Company's Certificate of Incorporation and By-Laws. Certain differences between the existing Certificate of Incorporation and By-Laws of the Company, on the one hand, and the OraLabs Holding Articles of Incorporation and OraLabs Holding By-Laws, on the other hand, arise principally from certain differences generally between the NYBCL and the CBCA. See "Principal Differences Between New York and Colorado Corporate Laws," above, and Exhibit B hereto.

     The following is a summary of what the Company believes to be the major differences between the provisions of the Company's Certificate of Incorporation and By-laws and the OraLabs Holding Articles of Incorporation and OraLabs Holding By-laws. This summary does not purport to be complete, and reference is made to the OraLabs Holding Articles of Incorporation and OraLabs Holding By-laws, copies of which are attached hereto as Exhibits C and D respectively. Copies of the Company's existing Certificate of Incorporation and By-Laws are available for inspection at the Company's executive offices, and copies thereof will be sent to stockholders, without charge, upon request.

     Capital Stock. The OraLabs Holding Articles of Incorporation authorizes OraLabs Holding to issue up to twenty-five million (25,000,000) shares of a class of common stock, having a par value of $0.001 and one million (1,000,000) shares of a class of preferred stock, having a par value of $0.001. The Current Certificate of Incorporation authorizes 100,000,000 shares of a class of common stock having a par value of $.001 and 1,000,000 shares of a class of preferred stock, with the preferred stock having a par value of $0.01. Under both the Current Certificate of Incorporation and the OraLabs Holding Articles, the board of directors has the power to issue the preferred stock in various series without obtaining shareholder approval.

     Quorum. The OraLabs Holding Articles of Incorporation provides that a majority of the shares of a voting group entitled to vote at a meeting represents a quorum, whereas the Current Certificate of Incorporation does not include such a provision and under the NYBCL, the quorum is at least a majority of the voting shares.

     Limitation Of Liability Of Directors. The OraLabs Holding Articles of Incorporation provides that to the fullest extent permitted by the CBCA, a director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, and that any repeal or modification of that provision by the shareholders of the Company shall be prospective only. The Current Certificate of Incorporation provides that no director shall be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or in knowing violation of law, (iii) imposed under the NYBCL; or (iv) for any transaction from which the director derived an improper personal benefit. The Company believes that the provision of the OraLabs Holding Articles of Incorporation provides a broader limitation of liability than does the Current Certificate of Incorporation. (See, "Principal Differences Between New York And Colorado Corporate Laws" and Exhibit B attached hereto.)


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     Conflict  Transactions.  The  OraLabs  Holding  Articles  of  Incorporation
provides that conflict transactions as defined under the CBCA are neither void nor voidable under certain conditions and where certain actions are taken by the board of directors, a committee thereof or the shareholders with respect thereto. The Current Certificate of Incorporation does not contain a comparable provision. However, under the CBCA, one of the methods by which a conflict transaction can be ratified is where the material facts of the transaction are disclosed and in good faith a majority of disinterested directors approves the transaction, even though the disinterested directors are less than a quorum of the board. Under the NYBCL, unanimous approval of disinterested directors is required where the number of disinterested directors is less than a quorum of the board, unless the transaction has been approved by the shareholders after full disclosure of the transaction. (See, "Principal Differences Between New York and Colorado Corporate Laws" and Exhibit B attached hereto.)

     Indemnification. Both the OraLabs Holding Articles of Incorporation and the Current Certificate of Incorporation provide for indemnification of directors, officers and others under certain circumstances. As the law governing indemnification in the NYBCL and CBCA are different, the effect of the provisions in the respective governing documents are different as well. (See "Principal Differences Between New York And Colorado Corporate Law" and Exhibit B attached hereto.)

     Differences In Bylaws. The Current Bylaws and the OraLabs Holding Bylaws have many differences, most of which are derived from the differences in the corporate law from which they are derived. One such difference is that under the NYBCL, the president of a corporation must also be a director. There is no such requirement under the CBCA, and such a provision is not included in the OraLabs Holding Bylaws.


THE REVERSE STOCK SPLIT

     The Merger Agreement provides that, at the completion of the Merger, (i) each share of Common Stock issued and outstanding will, by virtue of the Merger and without any action on the part of any holder thereof, be converted into one-half of a share of OraLabs Holding Common Stock; and (ii) all Common Stock then held in the Company's treasury, if any, shall cease to exist, and all certificates representing such shares will be canceled by virtue of the Merger.

     Other than with respect to the Reverse Stock Split, the rights, designations, limitations and preferences of OraLabs Holding Common Stock will in all respects be identical to the rights, designations, limitations and preferences of the Common Stock immediately prior to the Merger. The Reverse Stock Split will apply to all shares of the Common Stock on a proportionate basis and, accordingly, the Reverse Stock Split would not change the ownership interest or proportional voting power of the holders of the Common Stock. Stockholders holding shares of Common Stock in an amount not divisible by two will receive one whole share for the one fractional, one-half share which would otherwise have been issued.

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     The principal purpose of the one-for-two  Reverse Stock Split is to enhance the Surviving Corporation's ability, after the Merger, to have the OraLabs Holding Common Stock listed on the Nasdaq SmallCap Market. (An application to list the Company's Common Stock on the OTC Bulletin Board has been filed, but there has been no active market for the Company's Common Stock in many years). In order for a company's stock to be listed on the Nasdaq SmallCap Market, it must meet certain requirements, which are expected to include that: (i) the stock must have a minimum bid price of $4.00 per share; (ii) the stock must be held by more than 300 holders; (iii) 1,000,000 shares must be publicly held having a market value not less than $5 million; (iv) the company must have either $4 million of net tangible assets, $50 million of market capitalization, or $750 thousand of net income during at least two of the last three years; (v) the company must have capital and surplus of at least $2 million; and (vi) the Company must have at least three registered and active market makers.

     If the Reincorporation Proposal is approved by the Company's stockholders as provided herein (see "Vote Required for Approval of the Reincorporation Proposal," below), upon completion of the Merger, the Surviving Corporation will use its commercially reasonable efforts to cause the Surviving Corporation Common Stock to be listed on the Nasdaq SmallCap Market. The Company believes that the Reverse Stock Split would increase the acceptance of the OraLabs Holding Common Stock by the financial community and the investing public. The SSI Subsidiary has had at least $750 thousand of net income during the past two years. However, there can be no assurance that the market price (if a market exists) of the OraLabs Holding Common Stock will rise in proportion to the reduction in the number of shares of the OraLabs Holding Common Stock outstanding as a result of the Reverse Stock Split. Further, as noted above, there can be no assurance that the Surviving Corporation will be able to satisfy the other Nasdaq SmallCap Market listing standards, or that the OraLabs Holding Common Stock will be approved for listing on the Nasdaq SmallCap Market. In addition, as a result of the Reverse Stock Split, stockholders currently owning less than 200 shares of Common Stock will receive "odd-lots" of less than 100 shares of OraLabs Holding Common Stock after the Merger. Such holdings may be more difficult to sell, and, in general, brokerage commissions and other costs of transactions in such "odd-lot" holdings may be higher than the cost of transactions in excess of 100 shares. Stockholders may wish to consult with their brokers concerning such potential increased commissions and other costs in respect of "odd-lot" holdings.

THE MERGER AGREEMENT

     Set forth below is a description of certain material terms of the Merger Agreement, other than the Reverse Stock Split, which is described above. This description does not purport to describe all terms of the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit A to this Information Statement. Under the Merger Agreement, the Company would be merged with and into OraLabs Holding, a newly-formed wholly owned subsidiary of the Company that is incorporated in Colorado, with OraLabs Holding as the surviving corporation in the Merger. OraLabs Holding has not conducted any business other than with respect to the proposed Merger. The Merger would not result in any change in the business, management, executive officers, directors, location of principal executive


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offices,  assets,  liabilities or net worth of the Company. By operation of law, upon the completion of the Merger, all assets, property, rights liabilities and obligations of the Company would be transferred to and assumed by OraLabs Holding as the surviving corporation. Shareholders will not have any statutory "dissenters' rights" under the NYBCL with respect to the Merger.

     Effect On Capital Stock. The securities of OraLabs Holding to be issued to Company stockholders in the Merger will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon Rule 145(a)(2) promulgated under the 1933 Act and such securities of OraLabs Holding will not be deemed to be "restricted securities" within the meaning of Rule 144(a)(3) under the 1933 Act, to the extent the holders thereof do not currently hold restricted securities of the Company.

     Certificates. Upon completion of the Merger, holders of shares of Common Stock will not be required to surrender their certificates representing Common Stock and each currently outstanding certificate will be deemed for all corporate purposes to evidence ownership of the reduced number of shares resulting from the reverse stock split. The records of the Company's Transfer Agent will automatically be revised to reflect that each certificate representing shares of Common Stock will be deemed to represent that number of shares of OraLabs Holding Common Stock equal to half of the number of shares of Common Stock reflected on such certificates immediately prior to the Merger (plus one share if the shareholder would otherwise have been entitled to the issuance of a fractional, one-half share). Do not send stock certificates to the Company in connection with the transactions described in this Information Statement. New stock certificates reflecting the number of shares resulting from the reverse stock split will be issued only as currently outstanding certificates are transferred. The Company will obtain a new CUSIP number for its shares of Common Stock issued after the Reverse Stock Split is effected.

     Accounting Treatment Of The Merger. In accordance with generally accepted accounting principles, the Company expects that the Merger will be accounted for as a reorganization of entities under common control at historical cost in a manner similar to a pooling of interests. Under this accounting method, the assets and liabilities of the combining entities will be carried forward at their recorded historical book values.

     Certain Federal Income Tax Consequences. For federal income tax purposes, the Reincorporation (including the Merger) will be treated as a tax-free reorganization. Consequently, no gain or loss will be recognized by holders of the shares of Common Stock and no gain or loss will be recognized by the Company. In addition, for these purposes, the reverse stock split will not result in recognized gain or loss to the holders of Common Stock of the Company. Accordingly, holders of shares of OraLabs Holding Common Stock will have the same aggregate basis in those shares as the aggregate basis they had in the Common Stock before the Reincorporation, Merger and Reverse Stock Split. Furthermore, the holding period of shares of OraLabs Holding Common Stock will include the period in which the Common Stock was held prior to the Reincorporation and Reverse Stock Split.

5649\564901DK.14C
June 20, 1997
                                       10

     Conditions To The Merger, Amendment, Waiver, Termination. The obligations of the Company to effect the Merger are subject to the following conditions:

     (a) obtaining the requisite Company stockholder approvals for the Merger and the Merger Agreement pursuant to the NYBCL (see "Vote Required for Approval of the Reincorporation Proposal," below);

     (b) obtaining the consent of the New York Commissioner of Taxation and Finance to the Merger, as provided in Section 907(f) of the NYBCL; and

     (c) the absence of any material pending or threatened litigation concerning the Merger or other transaction contemplated by the Merger Agreement.

     The Merger Agreement may be amended and any of its provisions, including any conditions precedent, may be waived by the Company at any time prior to the completion of the Merger, if, in the sole judgment of the Board of Directors, such amendment would not adversely affect the rights and interests of the
Company's   stockholders   thereunder.   Notwithstanding  any  approval  by  the
stockholders of the Company of the Reincorporation Proposal, the Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the completion of the Merger by the Board of Directors, if the Board of Directors determines for any reason that the consummation of the transactions contemplated by the Merger Agreement would not be advisable or in the best interests of the Company and its stockholders.

     Vote Required For Approval Of The Reincorporation Proposal. Approval of the Reincorporation Proposal will require the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock entitled to vote at the Special Meeting. The Company's officers and directors, who together may be deemed to beneficially own approximately 84% of the Common Stock of the Company, have indicated that they intend to vote FOR the Reincorporation Proposal. A vote for the Reincorporation Proposal will be a vote for (i) the Reincorporation from New York to Colorado through the Merger; and (ii) the other transactions contemplated by the Merger Agreement, including the Reverse Stock Split and the Name Change. Abstentions will be counted toward the tabulation of votes counted and will have the same effect as negative votes, while broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

     No Fractional Shares. As described above, fractional shares, or certificates representing such fractional interests, will not be issued in the Merger. See "The Reverse Stock Split." Instead, shareholders who would otherwise have received a fractional, one-half share will receive an additional whose share in lieu thereof. Certificates of the same shareholder of record will be aggregated prior to computing the number of OraLabs Holding common shares to which the shareholder shall be entitled as a result of the Reverse Stock Split.

            THE COMPANY URGES ALL SHAREHOLDERS TO CAREFULLY READ THIS

5649\564901DK.14C
June 20, 1997
                                       11

BOARD PROPOSAL 1, EXHIBIT B HERETO DESCRIBING CERTAIN PRINCIPAL DIFFERENCES BETWEEN NEW YORK AND COLORADO CORPORATION LAW, AND ATTACHMENTS A, C AND D HERETO, WHICH CONTAIN THE MERGER AGREEMENT, THE ORALABS HOLDING ARTICLES OF INCORPORATION AND THE ORALABS HOLDING BY-LAWS, RESPECTIVELY.

     The  Board  of  Directors   recommends  that   shareholders  vote  FOR  the
Reincorporation Proposal.


                                   PROPOSAL 2

                         APPROVAL OF THE 1997 STOCK PLAN
                           AND PREVIOUS OPTION GRANTS


     In April 1997, the SSI Subsidiary adopted its 1997 Stock Plan (the "1997 Plan"), which was assumed by the Board of Directors of the Company on May 1, 1997. There are 1,000,000 shares of the Company's Common Stock authorized for issuance under the 1997 Plan. There are 474,000 options outstanding under the 1997 Plan, all of which are incentive stock options and are held by two employees. Shareholders are requested in this Proposal 2 to approve the 1997 Plan and such option grants.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 2.

     The essential features of the 1997 Stock Plan are outlined below. THE FOLLOWING DESCRIPTION OF THE 1997 STOCK PLAN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE PLAN WHICH IS SET FORTH AS EXHIBIT E TO THIS INFORMATION STATEMENT.

     General. The 1997 Stock Plan provides for the grant of both incentive and nonstatutory stock options (collectively, the "Stock Awards"). Incentive stock options granted under the 1997 Stock Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the 1997 Stock Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of incentive and nonstatutory stock options.

     Purpose. The 1997 Stock Plan was adopted to provide a means by which selected employees of and consultants to the Company and its affiliates could be given an opportunity to purchase stock in the Company, to assist in attracting and retaining the services of employees holding positions of substantial responsibility, to secure and retain the services of persons capable of filling

5649\564901DK.14C
June 20, 1997
                                       12
such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. All of the Company's employees and consultants are eligible to participate in the 1997 Stock Plan.

     Administration. The 1997 Stock Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the 1997 Stock Plan and, subject to the provisions of the 1997 Stock Plan, to determine the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option. The Board of Directors is authorized to delegate administration of the 1997 Stock Plan to a committee and/or subcommittee composed of members of the Board. As used herein with respect to the 1997 Stock Plan, the "Board" refers to any such committee or subcommittee as well as to the Board of Directors.

     Eligibility. Incentive stock options may be granted under the 1997 Stock Plan only to selected employees (including officers) of the Company and its affiliates. Persons who receive incentive stock options under the 1997 Stock Plan may also be recipients of nonstatutory options under the 1997 Stock Plan. No incentive stock option may be granted under the 1997 Stock Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the 1997 Stock Plan, current law requires that the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

     Stock Subject to the 1997 Stock Plan. If options granted under the 1997 Stock Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such options again becomes available for issuance under the 1997 Stock Plan.

     Terms of Options. The following is a description of the permissible terms of options under the 1997 Stock Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

          Exercise Price; Payment. The exercise price of incentive stock options under the 1997 Stock Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant, and in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the 1997 Stock Plan may not be less than 85% of the fair market value of the Common Stock subject to the option on the date of the option grant. See "Federal Income Tax Information." The Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, with new options priced as of the date of the substituted grant The exercise price of

5649\564901DK.14C
June 20, 1997
                                       13
options granted under the 1997 Stock Plan must be paid either: (a) in cash at the time the option is exercised; or (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company, (ii) by the Company retaining from the total number of shares as to which the option is exercised, that number of shares whose fair market value on the date of exercise equals the total exercise price for the options being exercised, or (iii) in any other form of legal consideration acceptable to the Board.

          Option Exercise. Options granted under the 1997 Stock Plan may become exercisable in cumulative increments ("vest") as determined by the Board. The vesting of shares covered by outstanding options under the 1997 Stock Plan may vary from option to option. To the extent permitted by the Board, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering already-owned stock of the Company or by a combination of these means.

          Term. The maximum term of options under the 1997 Stock Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. If earlier than the stated expiration date of an option, an option under the 1997 Stock Plan terminate three months after termination of the optionee's continuous status as an employee or consultant of the Company or any affiliate of the Company, unless (a) such termination is due to such person's disability, in which case the option may be exercised at any time within six months of such termination (but not later than the stated expiration date of the option); (b) the optionee dies while employed by or serving as a consultant of the Company or any affiliate of the Company, or within three months after termination of such relationship, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionee's death) within twelve months (but not later than the stated expiration date of the option) of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise.

          Adjustment Provisions. If there is any change in the stock subject to the 1997 Stock Plan or subject to any award granted under the 1997 Stock Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the 1997 Stock Plan and awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan, the maximum number of shares which may be granted to an employee during a calendar year, and the class, number of shares and price per share of stock subject to such outstanding options. Assuming approval of the Reincorporation Proposal which includes the Reverse Stock Split, The number of shares of stock which may be the subject of the 1997 Stock Plan shall be 500,000 of which 186,000 options shall be outstanding.

          Effect of Certain Corporate Events. The 1997 Stock Plan provides that, in the event of a dissolution or liquidation of the Company, any options outstanding under the 1997 Stock Plan shall terminate unless exercised prior to


5649\564901DK.14C
June 20, 1997
                                       14
such dissolution or liquidation. In the event of a specified type of merger or other corporate reorganization, or in the event of a specified acquisition of at least 50% of the voting power entitled to vote in an election of directors, to the extent permitted by law, any surviving corporation will be required to either assume options outstanding under the 1997 Stock Plan or substitute similar options for those outstanding under such plan, or such outstanding options will continue in full force and effect. In the event that any surviving corporation declines to assume or continue options outstanding under the 1997 Stock Plan, or to substitute similar options, such options shall terminate unless exercised prior to such merger or corporate reorganization.

          Duration, Amendment and Termination. The Board may suspend or terminate the 1997 Stock Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the 1997 Stock Plan will terminate on April 25, 2007. The Board may also amend the 1997 Stock Plan at any time or from time to time. However, to the extent shareholder approval is required, no amendment will be effective unless approved by the shareholders of the Company within twelve months before or after its adoption by the Board. The Board may submit any other amendment to the 1997 Stock Plan for shareholder approval, including, but not limited to, amendments intended to satisfy the requirements of Rule 16b-3 promulgated under federal securities laws or section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

          Restrictions on Transfer. Under the 1997 Stock Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the optionee, may be exercised only by the optionee. A nonstatutory stock option may not be transferred except as provided in the option agreement. In any case, the optionee may designate in writing a third party who may exercise the option in the event of the optionee's death.

    Federal Income Tax Information.
    -------------------------------

          Incentive Stock Options. Incentive stock options under the 1997 Stock Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code. There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any. If an optionee holds stock acquired through exercise of an incentive stock option until the later of two years from the date on which the option is granted and one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether

5649\564901DK.14C
June 20, 1997
                                       15
the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act. To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

          Nonstatutory Stock Options. Nonstatutory stock options granted under the 1997 Stock Plan generally have the following federal income tax consequences. There are generally no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments in an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

          Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add
Section 162(m), which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either:
(i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the shareholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by shareholders.

     Previous  Grants  Of  Options.   There  are  a  total  of  474,000  options
     ------------------------------
outstanding under the 1997 Plan. 372,000 of the Options were granted to a significant employee of the SSI Subsidiary, and 102,000 options were granted to


5649\564901DK.14C
June 20, 1997
                                       16

Emile Jordan, an executive officer of the Company (see "Principal Stockholders and Holdings of Management"). All of the options granted are incentive stock options having an exercise price of $0.50 per share, and expire ten years after the date of grant (the options granted to the significant employee were granted in April 1997 and all of the other options were granted in June 1997). One-third of the options to the significant employee vested immediately with the balance vesting over two years. The options held by Mr. Jordan vest 20% per year commencing June 1998. Although the approval of the proposals in this Information Statement will result in the Company being governed by Colorado law, which does not require shareholder approval of grants of options, New York law does require the affirmative vote of a majority of the shares entitled to vote with respect to the issuance of options to officers, directors or employees.

     Vote Required For Approval Of The 1997 Stock Plan And Previous Options Grants Proposal.

     Approval of the 1997 Stock Plan Proposal will require the affirmative vote of the holders of the majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. The Company's officers and directors, who together may be deemed to beneficially own approximately 84% of the Common Stock of the Company, have indicated that they intend to vote FOR this Proposal. Abstentions will be counted toward the tabulation of votes counted and will have the same effect as negative votes, while broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

     THE COMPANY URGES ALL SHAREHOLDERS TO CAREFULLY READ THIS BOARD PROPOSAL 2 AND EXHIBIT E HERETO WHICH CONSTITUTES THE TEXT OF THE PLAN.

     The Board of Directors recommends that shareholders vote FOR the Approval of the 1997 Stock Plan and the previous grants of options under the 1997 Stock Plan. A vote for Proposal 2 is a vote for both approval of the 1997 Stock Plan and of the options previously granted under the Plan.



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June 20, 1997
                                       17

                PRINCIPAL STOCKHOLDERS AND HOLDINGS OF MANAGEMENT

     The following table sets forth certain information as of June 15, 1997, regarding (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock, (ii) each director, nominee and named executive officer of the Company, and (iii) all directors and officers as a group.


Name and Address                               Amount and Nature
of Beneficial Owner                         of Beneficial Ownership            Percent of Class
-------------------                         -----------------------            ----------------

Gary H. Schlatter                                 14,917,399                          81.8%
2901 South Tejon Street
Englewood, CO 80110

Suzan M. Schlatter (1)                                     0                             0
2901 South Tejon Street
Englewood, CO 80110

Allen R. Goldstone                                   340,000                           1.9%
5353 Manhattan Circle, Suite 201
Boulder, CO 80303

Emile Jordan (2)                                      24,000                            *
2901 South Tejon Street
Englewood, CO 80110

Edmond O'Donnell (3)                                 354,394                           1.9%
150 Vanderbilt Motor Parkway, Suite 311
Hauppauge, NY 11788

Lawrence Kaplan (3)                                  461,569                           2.5%
150 Vanderbilt Motor Parkway, Suite 311
Hauppauge, NY 11788

All Directors and Executive Officers                 570,976                          32.6%
As Group (two persons)(4) as of
November 30, 1996

All Directors and Executive Officers              15,281,399                          83.7%
As Group (four persons) (2),(5)


----------------------

 *   Less than 1%

(1) Suzan Schlatter is the spouse of Gary Schlatter. She disclaims all of the shares owned by her husband.

(2) Excludes 102,000 incentive stock options issued to Mr. Jordan pursuant to the Company's 1997 Stock Plan, none of which vest until June 1998.

(3) Includes 41,862 shares (the "O.K. Shares") owned by O.K. Associates, a partnership consisting of Mr. O'Donnell and Mr. Kaplan. As of the end of the November 1996 fiscal year of the Company, Mr. O'Donnell and Mr. Kaplan were the sole officers and directors of the Company. As of that date, Mr. O'Donnell beneficially owned 307,519 shares of the Company, 265,657 of which were directly owned and 41,862 of which were the O.K. Shares. Mr. O'Donnell's percentage ownership as of said date was 17.6 percent. As of that date, Mr. Kaplan beneficially owned 305,319 shares of the Company, 263,457 of which were directly owned and 41,862 of which were the O.K. Shares. Mr. Kaplan's percentage ownership as of said date was 17.5 percent. The entries for Mr. O'Donnell and Mr. Kaplan in the above table include the O.K. Shares for each of them and reflect their respective ownership after the issuance to them in May 1997 of additional shares upon completion of the reverse triangular merger by which the Company acquired 100% ownership of the SSI Subsidiary.

(4) This line item reflects the amount and nature of ownership of the Company's common stock as of the end of the November 1996 fiscal year. See the preceding footnote.

(5) This line item reflects the amount and nature of ownership of the Company's common stock as of June 15, 1997.

5649\564901DK.14C
June 20, 1997
                                       18

     Change in Control of Company. On May 1, 1997, closing occurred pursuant to a Merger Agreement and Plan of Reorganization (the "Merger Agreement", previously filed with the Securities and Exchange Commission on May 14, 1997 as an exhibit to Form 8-K) entered into between the Company, the Company's newly organized wholly-owned subsidiary named Oralmerge, Inc., and the SSI Subsidiary, a privately held Colorado corporation. At the time of closing, the SSI Subsidiary became a wholly owned subsidiary of the Company, and Oralmerge was merged into the SSI Subsidiary so that Oralmerge had no further existence. Pursuant to the closing, Gary Schlatter, the president of the SSI Subsidiary, obtained control of the Company by being issued 14,917,399 shares of the common stock of the Company, which amounted to approximately 85% of all of the outstanding shares of stock of the Company at the time of completion of the merger. Pursuant to the terms of the Merger Agreement, the former directors (Mr. O'Donnell and Mr. Kaplan) resigned upon consummation of the merger, and Mr. Schlatter, Suzan Schlatter and Allen Goldstone were appointed by the resigning directors to their positions on the board. There are no arrangements known to the Company, the operations of which may at a subsequent date result in a change of control of the Company.

                             EXECUTIVE COMPENSATION

     The following table sets forth for the fiscal year ended December 31, 1996, the compensation for service in all capacities to the Company of the person who was at that date the chief executive officer of the Company. No executive officer of the Company received any salary or bonus during the fiscal year ended December 31, 1996. (On May 29, 1997, the Company changed its fiscal year-end from November to December. The information set forth herein is identical for both the November 1996 year-end and the December 1996 year-end.)



Name of Chief
Executive Officer       Year     Salary ($)       Bonus ($)         Other Annual Compensation
-----------------       ----     ----------       ---------         -------------------------

Edmond O'Donnell        1996         0                0                         0
                        1995         0                0                         0
                        1994         0                0                         0
                        1993         0                0                         0


     Compensation of Directors. There are no standard arrangements or other arrangements pursuant to which directors of the Company are compensated for any services provided as a director. There were no such arrangements pursuant to which any director was compensated during the Company's last completed fiscal year for services as a director. The Company may adopt arrangements for compensation of directors in the future.

     Employment Contracts. The only employment agreement which contains a "change in control" provision is the Amended and Restated Employment Agreement

5649\564901DK.14C
June 20, 1997
                                       19
between the SSI Subsidiary and Gary Schlatter. The Employment Agreement is for a period of three years commencing May 1, 1997, and provides for a base salary of $80,000, $220,000 and $242,000 for each of the three years respectively. The SSI Subsidiary may give bonuses to Mr. Schlatter as the board of directors determines in its discretion. Under certain circumstances which may be considered a "change in control", Mr. Schlatter is entitled to receive a lump sum payment equal to all of the compensation to which he otherwise would have been entitled had the Employment Agreement remained in effect for its entire term. These circumstances are the following:

          (a) the sale by the SSI Subsidiary of substantially all of its assets;

          (b) the sale, exchange or other disposition, in one transaction or a series of related transactions, of at least forty percent (40%) of the outstanding voting shares of the SSI Subsidiary;

          (c) a decision by the SSI Subsidiary to terminate its business and liquidate its assets;

          (d) the merger or consolidation of the SSI Subsidiary with another entity or an agreement to such merger or consolidation or any other type of reorganization;

          (e) If the SSI Subsidiary makes a general assignment for the benefit of creditors, files a voluntary bankruptcy petition, files a petition or answer seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any law, there shall have been filed any petition or application for the involuntary bankruptcy of the SSI Subsidiary, or other similar proceeding, in which an order for relief is entered or which remains undismissed for a period of thirty days or more, or the SSI Subsidiary seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator of the SSI Subsidiary or any material party of its assets; or

          (f)  there  are  material  changes  in  Mr.   Schlatter's  duties  and
responsibilities without his written consent.

                                 OTHER BUSINESS

     The Board of Directors of the Company knows of no other matters to be presented at the special meeting of stockholders.


                                              By order of the
                                              Board of Directors,
                                              Gary H. Schlatter,
                                              President
Englewood, Colorado
July __, 1997

5649\564901DK.14C
June 20, 1997
                                       20

                                   EXHIBIT A


                                    Effective upon filing with the Office of the Secretary of State for the State of Colorado


                                PLAN OF MERGER OF
                              SSI CAPITAL CORP. AND
                              ORALABS HOLDING CORP.


     THIS PLAN OF MERGER is entered into this 25th day of June 1997, by and between ORALABS HOLDING CORP., a Colorado corporation (hereinafter referred to as the "Surviving Corporation" or "OraLabs"), and SSI CAPITAL CORP., a New York corporation (hereinafter referred to as the "Acquired Corporation").

                              W I T N E S S E T H:

     WHEREAS, Surviving Corporation is a corporation duly organized and existing under the laws of the State of Colorado, having been incorporated on June 25th, 1997, and has authorized capital stock consisting of twenty-five million (25,000,000) shares of $0.001 par value common stock, one hundred (100) shares of which are issued and outstanding (the "OraLabs Common Stock"), as well as one million (1,000,000) shares of $0.001 par value preferred stock (the "OraLabs Preferred Stock"), none of which are issued and outstanding; and

     WHEREAS, Acquired Corporation is a corporation duly organized and existing under the laws of the State of New York, having been incorporated on January 30, 1981, and has authorized capital stock consisting of 100,000,000 shares of $0.001 par value common stock, eighteen million two hundred forty-six thousand nine hundred forty (18,246,940) shares of which shares of which are issued and outstanding (the "SSI Common Stock"), as well as one million (1,000,000) shares of preferred stock $0.01 par value, none of which are issued and outstanding (the "SSI Preferred Stock"); and

     WHEREAS, Acquired Corporation is the owner of 100% of all of the issued and outstanding common stock of the surviving corporation; and

     WHEREAS, the Board of Directors of both Surviving Corporation and Acquired Corporation, respectively, deem it to be desirable and in the best interest of and to the advantage of the respective corporations and shareholders, for Acquired Corporation to be merged into Surviving Corporation pursuant to this Plan of Merger, Section 907(c) of the New York Business Corporation Law
("NYBCL")  and  Section  7-111-107  of the  Colorado  Business  Corporation  Act
("CBCA").

     NOW  THEREFORE,  in  consideration  of the  mutual  covenants,  conditions, understandings and agreements herein set forth and for the purpose of prescribing the terms and conditions of this Plan of Merger, the parties agree as follows:


5649\564901DK.POM
6/13/97

                                    Effective upon filing with the Office of the Secretary of State for the State of Colorado




     1. Merger. Upon the filing of the Articles of Merger of Surviving Corporation and Acquired Corporation (hereinafter referred to as "Articles of Merger") with the Secretary of State for the State of Colorado (such day sometimes referred to herein as "effective date"), Acquired Corporation shall be merged with and into Surviving Corporation which shall survive the merger and shall have the corporate name of OraLabs Holding Corp., and Surviving Corporation, as the sole remaining corporation, shall continue to exist by virtue of and shall be governed by the laws of the State of Colorado. The single corporation, Surviving Corporation, which shall so survive the merger is hereafter sometimes referred to as the "sole remaining corporation."


     2. Conditions. The merger set forth in Paragraph 1 above is conditional and contingent upon the occurrence of the following prior to the effective date;

          A. Approval by the Board of Directors of both Surviving Corporation and Acquired Corporation, by appropriate corporate resolution, of this Plan of Merger;

          B.  Submission  of this  Plan of  Merger  to the  shareholders  of the
Acquired   Corporation  for  approval  by  at  least  two-thirds  (2/3)  of  the outstanding shares of the Acquired Corporation entitled to vote thereon, and

          C. The Acquired Corporation and the Surviving Corporation shall have each received, or waived receipt of, such licenses, permits, consents, approvals, authorizations, qualifications, and orders of governmental authorities and parties to contracts with the applicable corporation as are necessary for consummation of the transactions contemplated by this Plan of Merger.

     3. Articles of Incorporation, Bylaws. From and after the effective date and until thereafter amended or supplemented or repealed in accordance with their respective terms, the Articles of Incorporation and the Bylaws of the Surviving Corporation in the forms attached hereto as Exhibits A and B, respectively, shall be the Articles of Incorporation and the Bylaws of the Surviving Corporation.

     4. Directors and Officers. The Directors and Officers of the Surviving Corporation immediately prior to the effective date shall be the directors and officers of the Surviving Corporation, each to hold office (subject to the Bylaws of the Surviving Corporation) until their respective successors shall be duly elected or appointed and qualified.

     5. Conversion of Outstanding Stock Of Acquired Corporation. Forthwith upon the effective date, each of the issued and outstanding shares of SSI Common Stock, and all rights in respect thereof, shall be converted into one-half (1/2) fully paid and non-assessable shares of OraLabs Common Stock, and each


                                       -2-
5649\564901DK.POM
6/13/97
certificate nominally representing shares of SSI Common Stock shall for all purposes be deemed to evidence the ownership of the appropriate number of shares of OraLabs Common Stock. For purposes of this conversion, all shares owned of record by a stockholder of the Acquired Corporation shall be aggregated prior to conversion of those shares into the appropriate number of shares of OraLabs Common Stock, so that no shareholder of record of the Acquired Corporation shall own more than one fractional share of OraLabs Common Stock; and with respect to each shareholder who owns a fractional share of OraLabs Common Stock, each such shareholder shall be issued one whole share of OraLabs Common Stock for the one fractional share owned by such shareholder as a result of the conversion.

     6. Options, Warrants and Rights. At the effective date, all options, warrants or rights then outstanding which immediately prior thereto had given the holder thereof the right to purchase shares of SSI Common Stock shall, by virtue of this Plan of Merger and without further action on the part of the holder thereof, be changed and converted into options, warrants or rights giving the holder thereof the right to purchase one-half the number of shares of OraLabs Common Stock at the same aggregate exercise price and containing such other terms and conditions as existed under such options, warrants or rights immediately prior to the effective date.

     7. Retirement of Organization Stock. Forthwith upon the effective date, each of the one hundred (100) shares of OraLabs Common Stock presently issued and outstanding shall be retired, and no shares of OraLabs Common Stock or other securities of the surviving corporation shall be issued in respect thereof.

     8. Effect of Merger. Upon the effective date of the merger, Acquired Corporation shall be merged with and into Surviving Corporation in accordance with the provisions of this Plan of Merger and in accordance with the laws of the State of Colorado, and the separate existence of Acquired Corporation shall


                                       -3-
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6/13/97
cease. The sole remaining corporation shall, upon the effective date of the merger and thereafter, possess all the rights, privileges, immunities and franchises of a public, as well as a private nature, of both Surviving Corporation and Acquired Corporation; and all property, real, personal and mixed and all debts due on whatever account, including subscriptions to shares, and all causes of action, and every other interest of or belonging or due to each of Surviving Corporation and Acquired Corporation shall be deemed to be transferred to and invested in the sole remaining corporation without further act or deed; and the title to any real estate, or any interest therein, vested in either Surviving Corporation or Acquired Corporation shall not revert or be in any way impaired by reason of the merger. Such transfer to vesting in the sole remaining corporation shall be deemed to occur by operation of law.

     The sole remaining corporation shall, on the effective date of the merger and thereafter, be responsible for and liable for all of the liabilities and obligations of Surviving Corporation and Acquired Corporation so merged; and any claim existing or action or proceeding, whether civil or criminal, pending by or against either Surviving Corporation or Acquired Corporation may be prosecuted as if the merger had not occurred, or said sole remaining corporation may be substituted in its place. Neither the rights of creditors or any liens upon the property of either Surviving Corporation or Acquired Corporation shall be impaired by the merger.


     9. Subsequent Documentation. From time to time, as and when requested by the sole remaining corporation, Acquired Corporation shall execute and deliver, or cause to be executed and delivered, all such deeds and other instruments, and will take or cause to be taken such further or other action as the sole remaining corporation may deem necessary or desirable in order to vest in and conform to the sole remaining corporation, title to and possession of, all its property, rights, privileges, powers and franchises and otherwise to carry out the intent and purposes of this Plan of Merger.

                                       -4-
5649\564901DK.POM
6/13/97

     10. Abandonment of Merger. This Plan of Merger may be terminated and the merger provided for hereby abandoned in the event that the Board of Directors of either Surviving Corporation or Acquired Corporation shall at any time prior to the effective date of the merger contemplated hereby vote for termination and abandonment of said merger, whether before or after adoption and approval of this Plan of Merger by the shareholders of the Acquired Corporation.

     11. Name and Principal Office. The name of the Surviving Corporation shall be OraLabs and its principal executive offices shall be 2901 South Tejon Street, Englewood, Colorado 80110.

     12. Colorado Law. This Plan of Merger shall be governed by and construed in accordance with the internal laws of the State of Colorado.

     13. No Waiver. No provision of this Plan of Merger may be waived, except by an agreement in writing signed by the waiving party. A waiver of any term or provision shall not be construed as a waiver of any other term or provision.

     14. Binding Effect. This Plan of Merger shall be binding upon the parties, and their successors and assigns. The parties hereto agree to do any and all things necessary to effectuate the purpose of this Plan of Merger.

     15. Severability. If any provision of this Plan of Merger is declared by any court of competent jurisdiction to be invalid for any reason, such invalidity shall not affect the remaining provisions. On the contrary, such remaining provisions shall be fully severable and this Plan of Merger shall be construed and enforced as if such invalid provision never had been inserted in this Plan of Merger.

     16. Amendment. This Plan of Merger may be amended, altered or revoked at any time, in whole or in part, by filing with this Plan of Merger a written instrument setting forth such changes, signed by all of the parties hereto and adopted by appropriate corporate resolution and by a majority vote of the shareholders of each corporation which is a party hereto entitled to vote thereon.


                                       -5-
5649\564901DK.POM
6/13/97

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals on the day and year first written above.

                                   ORALABS HOLDING CORP.



                                   By: /s/  GARY H. SCHLATTER
                                       -----------------------------------------
                                       Gary H. Schlatter, President



                                   SSI CAPITAL CORP.



                                   By: /S/  GARY H. SCHLATTER
                                       -----------------------------------------
                                       Gary H. Schlatter, President


                                       -6-
5649\564901DK.POM
6/13/97

                                    EXHIBIT B

                   PRINCIPAL DIFFERENCES BETWEEN NEW YORK AND
                             COLORADO CORPORATE LAW

     The following discussion summarizes certain principal differences between the New York Business Corporation Law (the "NYBCL") and the Colorado Business Corporation Act (the "CBCA"). This summary does not purport to be a complete description of such corporation laws or the differences between stockholders' rights under each of the NYBCL and CBCA, respectively, and is qualified by reference to each of the NYBCL and the CBCA.

     Dividends. Under the NYBCL, dividends may be paid only out of surplus. The CBCA provides that the Board of Directors may authorize distributions unless, after giving effect to any distribution the corporation would not be able to pay its debts as they become due in the usual course of business or the total assets of the corporation would be less than the sum of its total assets plus (unless the certificate of incorporation permits otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

     Dissenters' Rights of Appraisal. Under the NYBCL, dissenting stockholders who follow prescribed statutory procedures are entitled to appraisal rights in connection with certain mergers, consolidations and sales of all or substantially all of the assets of the corporation. The CBCA provides similar rights and procedures with respect to those transactions. However, under the CBCA, such rights are not provided in certain circumstances, including transactions in which shares of the corporation being voted in a merger or consolidation are listed on a national securities exchange, designated as national market system securities by the National Association of Securities Dealers, Inc. (the "NASD") or are held of record by more than 2,000 stockholders and in which shares to be received in such merger or consolidation are shares of the surviving corporation or are listed on a national securities exchange or designated as national market system securities by the NASD or are held of record by more than 2,000 stockholders.

     Liability of Directors. Under the NYBCL, a director who votes for or concurs in any of the following corporate actions shall be liable to the corporation for the benefit of its creditors or shareholders, to the extent of any injury suffered by such persons, respectively, as a result of such action: the declaration of any dividend or other distribution to the extent that the distribution is in excess of surplus; the purchase of shares of the corporation to the extent that it does not comply with applicable law, which generally requires that the purchase shall be out of surplus or the purchase is out of stated capital if the purchase is made for the purpose of eliminating fractions of shares, collecting or compromising indebtedness to the corporation, or paying shareholders with respect to dissenters' rights; the distribution of assets to shareholders after dissolution of the corporation without paying or adequately providing for all known liabilities of the corporation; or the making of a loan to a director without shareholder approval. However, a director is not liable if, under the circumstances, he performed his duty as a director in good faith and with that degree of care which an ordinarily prudent person in a like position would use under similar circumstances.

5649\564901DK.EXB
June 16, 1997

     Under the CBCA, a director who votes for or assents to a distribution, which after giving effect to the distribution, the corporation would not be able to pay its debts as they become due or the total assets of the corporation would be less than the sum of its total liabilities, plus the amount that would be needed if the corporation were to be dissolved at the time of the distribution to satisfy existing stockholder preferential rights upon dissolution, is personally liable to the corporation for the amount of the excess distribution. However, the director will not be liable if it is established that the director performed the director's duties in good faith with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner the director reasonably believed to be in the best interests of the corporation.

     Indemnification of Directors and Officers. The NYBCL authorizes indemnification protection to its directors and officers, which is not exclusive of any other rights to which a director or officer seeking indemnification may be entitled, such as by a resolution of the shareholders, a resolution of the directors or a contract providing for such indemnification. Under the CBCA, a corporation is authorized to provide indemnification to its officers and directors, as well as to its employees, fiduciaries, and agents, and unless limited by its articles of incorporation, a corporation shall indemnify a person who was wholly successful in the defense of any proceeding to which the person was a party because the person is or was a director, against reasonable expenses incurred by the person in connection with the proceeding. However, under the CBCA, a corporation is not permitted to indemnify its directors to any greater extent than described in the CBCA, but a corporation is entitled to indemnify officers, employees, fiduciaries and agents who are not directors to a greater extent than provided in the CBCA, if not inconsistent with public policy, and if provided for by the corporation's bylaws, general or specific action of its board of directors or shareholders, or contract.

     Under the NYBCL, corporations have the power to purchase and maintain insurance to indemnify the corporation or its officers and directors in instances in which they may be indemnified under the NYBCL. The CBCA permits a corporation to provide insurance to directors, officers, employees, fiduciaries and agents without restriction even though the corporation does not have the power to indemnify such persons or even though its power to indemnify is more restricted than the insurance coverage. The CBCA provides that if a corporation indemnifies a director in connection with a proceeding by or in the right of the corporation (i.e., a derivative suit), the corporation shall give written notice thereof to the shareholders with or before the notice of the next shareholders' meeting. There is no comparable provision in the NYBCL.

     Issuance to Officers, Directors and Employees of Rights or Options to Purchase Shares. The NYBCL requires the affirmative vote of a majority of the shares entitled to vote in order to issue officers, directors or employees options or rights to purchase stock. The CBCA does not require stockholder approval of such transactions.

     Vote Required for Certain Transactions. The NYBCL requires that certain mergers, consolidations and sales of all or substantially all of the assets not in the ordinary course of business be approved by the holders of two-thirds of


                                       -2-
5649\564901DK.EXB
June 16, 1997
the outstanding shares entitled to vote thereon. The CBCA provides that, unless the certificate of incorporation provides otherwise, a majority vote of outstanding shares is required to amend the corporate charter, to dissolve the corporation, to affect a merger or consolidation or to sell, lease, or exchange all or substantially all of the corporation's assets.

     Loans to Directors. The NYBCL requires that loans to directors be authorized by an affirmative vote of stockholders as provided in the NYBCL.
Under the CBCA, a corporation may make loans to its officers, directors and employees. However, a board of directors or a committee thereof may not authorize a loan, by a corporation to a director or to an entity in which a director of the corporation is a director or officer or has a financial interest, or a guaranty, by the corporation of an obligation of a director of the corporation or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest, until at least ten days after written notice of the proposed authorization of the loan or guaranty has been given to the shareholders who would be entitled to vote thereon if the issue of the loan or guaranty were submitted to a vote of the shareholders.

     Interested Directors. The NYBCL requires the unanimous approval of disinterested directors for the approval of a transaction between a corporation and one or more of its directors or officers where the transaction has not been fully disclosed and approved by the shareholders entitled to vote thereon and a vote of disinterested directors is insufficient to constitute an act of the board. Under the CBCA, such a transaction may be approved by the affirmative votes of a majority of the disinterested directors even though the disinterested directors do not constitute a quorum.

     Redeemable Shares. The NYBCL generally permits redemption only at the option of the corporation, while the CBCA permits redeemable shares to be redeemed at the option of the corporation or the stockholder.

     Corporation Action Without a Stockholders' Meeting. Both the NYBCL and the CBCA permit corporate action without a stockholders' meeting only upon the written consent of all stockholders entitled to vote on such action.

     Inspectors. Under the NYBCL, if the bylaws require or if a shareholder requests, a corporation must appoint one or more inspectors who are obligated to perform certain duties with respect to a meeting of the shareholders. There is no comparable provision in the CBCA.

     Consideration for Shares. Under the NYBCL, neither obligations of the subscriber for future payments nor obligations of the subscriber for future services constitute payment or partial payment for shares of a corporation. Furthermore, certificates or shares may not be issued until the full amount of the consideration therefor has been paid (except in the case of shares purchased pursuant to stock options under a plan permitting installment payments). Under the CBCA, the board of directors may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed (but not


                                       -3-
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

the obligation to perform future services) and other securities of the corporation. However, a promissory note of a subscriber or an affiliate of a subscriber for shares shall not constitute consideration for the shares unless the note is negotiable and is secured by collateral, other than the shares, having a fair market value at least equal to the principal amount of the note, and any note must be a negotiable instrument on which there is an obligation to pay independent of collateral, and does not include a non-recourse note.

     Classification of the Board of Director. The NYBCL permits a classified board with as many as four classes, but forbids fewer than three directors in any class. The CBCA permits a classified board with as many as three classes, but requires that the board be divided into two or three groups, with each group containing one-half or one-third of the total, as near as may be. The CBCA does not specify a minimum number of directors for each class.

     Business Combination Statutes. The NYBCL prohibits any "business combination" (as therein defined) between a "resident domestic corporation" and an "interested stockholder" for five years after the date that the interested stockholder becomes an interested stockholder unless prior to the date the board of directors of the domestic corporation approved the business combination or the transaction that resulted in the interested stockholder becoming an interested stockholder. After five years, such a business combination is permitted under certain circumstances. There is no comparable provision in the CBCA. However, in connection with a corporation creating and issuing "rights" (which mean rights, options, warrants or convertible securities entitling the holders thereof to purchase, receive, or acquire shares of the corporation or assets or debts or other obligations of the corporation), the corporation can include terms which include any of the following, provided that the board remains subject to its fiduciary duty: preclude or limit any significant shareholder from exercising, converting, transferring or receiving rights; impose conditions upon the exercise, conversion, transfer, or receipt of rights by any significant shareholder that differ from those imposed on other holders of the same class of rights; or provide that, upon exercise or conversion, any significant shareholder shall be entitled to receive securities, obligations, or assets, the terms or nature of which may differ from the securities, obligations, or assets to be received by the other holders of the same class of rights. A "significant shareholder" means any person owning, or offering to acquire directly or indirectly, a number or percentage, as specified by the board of directors, of the outstanding voting shares of a corporation, or any transferee of such person.

     Number of Directors. Under the NYBCL, the number of directors may not be less than three (unless there are less than three stockholders) and any higher number may be fixed by the bylaws or by action of the stockholders or of the board of directors under specific provisions of the bylaws adopted by the stockholders. The number of directors may be increased or decreased by amendment of the bylaws or by action of the stockholders or of the board of directors under the specific provisions of a bylaw adopted by the stockholders, subject to certain provisions. Under the CBCA, a corporation may have as few as one director and there are no maximum limits. Under the CBCA, the bylaws or the articles of a corporation may establish a range for the number of directors by fixing a minimum and maximum number of directors. If such a range is established, the number may be fixed or changed from time to time within the range by either the shareholders or the board.

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


     Examination of Books and Records. Under the NYBCL, any person who has been a shareholder of record of a corporation for at least six months immediately preceding his demand, or any person holding at least five percent of any class of the outstanding shares, upon at least five days' written demand, shall have the right to examine the corporation's minutes of the proceedings of its shareholders and record of shareholders. However, under the NYBCL, an inspection described in the preceding sentence may be denied to the shareholder upon his refusal to furnish the corporation an affidavit that such inspection is not desired for a purpose which is in the interest of a business or object other than the business of the corporation and that he has not within five years sold or offered for sale any list of shareholders of any corporation of any type or kind or aided or abetted any person in procuring any such record of shareholders for any such purpose. In addition, upon the written request of any person who has been a shareholder of record for at least six months immediately preceding his request, or of any person holding at least five percent of any class of the outstanding shares, the corporation shall give or mail to such shareholder an annual balance sheet and profit and loss statement for the preceding fiscal year, and if any interim balance sheet or profit and loss statement has been distributed to its shareholders or otherwise made available to the public, the most recent such interim balance sheet or profit and loss statement.

     Under the CBCA, a stockholder has a right to inspect and copy books and records under two circumstances. First, stockholders have an absolute right to review records which the corporation is required to maintain in its principal office (which include its articles of incorporation, bylaws, minutes of stockholders' meetings for the past three years, written communications during the past three years to stockholders, a list of names and business addresses of current directors and officers, a copy of its corporate report delivered to the Secretary of State of Colorado, and all financial statements prepared for the past three years). Second, a stockholder has the right to review minutes of stockholders and board meetings, accounting records and a stockholder list if the stockholder has been a stockholder for three months or is at least a five percent stockholder and the demand is made in good faith with particularity and fora proper purpose as defined in the CBCA.

     Cumulative Voting. Under the NYBCL, the certificate of incorporation of any corporation may provide that in all elections of directors of such corporation each shareholder shall have cumulative voting. The certificate of incorporation of the Company does not have a provision permitting cumulative voting. Under the CBCA, stockholders have cumulative voting unless prohibited in the articles of incorporation. The Articles of Incorporation of OraLabs Holding Corp. prohibits cumulative voting. Accordingly, there will be no practical effect with respect to cumulative voting on the reincorporation of the Company from New York to Colorado.

     Dissolution. Under the NYBCL, a dissolution shall be authorized at a meeting of shareholders by the vote of the holders of two-thirds of all outstanding shares entitled to vote thereon, except as may otherwise be provided in the corporation's certificate of incorporation. Under the CBCA, a corporation can dissolve upon its board of directors adopting a resolution setting forth a proposal to dissolve, which proposal is approved by majority of the shareholders.



                                       -5-
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


                                   EXHIBIT C



                            ARTICLES OF INCORPORATION

                                       OF

                              ORALABS HOLDING CORP.


     KNOW ALL MEN BY THESE PRESENTS: That the undersigned incorporator, being at least eighteen (18) years or more, and desiring to form a corporation under the Colorado Business Corporation Code, does hereby make, execute, acknowledge, and deliver to the Secretary of State of the State of Colorado these Articles of
Incorporation:

                      ARTICLE I - NAME AND PRINCIPAL OFFICE
     The name of the corporation shall be OraLabs Holding Corp., and the address of the corporation's initial principal office shall be 2901 South Tejon Street, Englewood, Colorado 80110.

                         ARTICLE II - PERIOD OF DURATION
     The corporation shall exist in perpetuity from and after the date of filing these Articles of Incorporation with the Secretary of State of the State of Colorado, unless sooner dissolved according to law.

                             ARTICLE III - PURPOSES
     The purposes for which the corporation is organized are to engage in, and to transact all lawful business for which corporations may be incorporated pursuant to the Colorado Business Corporation Act.

                               ARTICLE IV - POWERS
     The corporation shall have all powers and rights permitted under the Colorado Business Corporation Act, including without limitation, those necessary, suitable, proper, or convenient to effectuate the purposes for which the corporation is organized.

                            ARTICLE V - CAPITAL STOCK

     The aggregate number of shares of capital stock which the corporation shall have the authority to issue is twenty-five million (25,000,000) shares of a class of $0.001 par value common stock, and one million (1,000,000) shares of a

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



class of $0.001 par value preferred stock, which may be issued in one or more series. Shares of capital stock may be issued for consideration consisting of any tangible or intangible property or benefit to the corporation and, when issued, shall be fully paid and non-assessable. With respect to the class of preferred shares and any series thereof, the designations, powers, preferences, rights, qualifications, limitations and restrictions thereof, and variations in the relative rights and preferences as between different series, shall be established by the Board of Directors in accordance with the Colorado Business Corporation Act. Except for such voting powers, if any, as may be expressly stated by the Board of Directors when establishing the rights and other attributes of preferred stock, the holders of such preferred stock shall have no voting power whatsoever except as required by law. The preferences and relative participating, optional or other special rights, qualifications, limitations, or restrictions of the common stock of the corporation are as follows:

     1. Distributions. Distributions in cash, property, or shares of the corporation may be paid upon the common stock, as and when declared by the Board of Directors, out of funds of the corporation to the extent and in the manner permitted by law.

     2. Payment on Liquidation. Upon any liquidation, dissolution, or winding-up of the corporation, and after payment or the setting aside of amounts sufficient to provide for payment in full of all debts and liabilities of and other claims against the corporation, the remaining net assets of the corporation shall be distributed pro rata to the holders of the common stock, except as preferential payments of assets may be first paid to holders of preferred shares in accordance with preferences afforded any preferred shares which may subsequently be issued. The Board of Directors may, from time to time, distribute to the shareholders in partial liquidation, a portion of its assets, in cash or property, in the manner permitted by law.

     3. Voting Rights. Each holder of common stock shall be entitled to one vote, or fraction of a vote, for each share, or corresponding fraction of a share, of common stock held by each such shareholder. The shares of this class of common stock shall have unlimited voting rights and shall constitute the sole voting group of the corporation except to the extent any additional voting group or groups may hereafter be established.

     4. Transfer of Shares. The corporation shall have the right by appropriate action to impose restrictions upon the transfer of any shares of its stock or any interest therein, from time to time issued, provided that such restrictions as may from time to time be imposed, or notice of the substance thereof, shall be set forth on the face or back of the certificate representing such shares of stock.


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

                        ARTICLE VI - NO CUMULATIVE VOTING
     Cumulative voting shall not be permitted in the election of directors of the corporation or otherwise.

                      ARTICLE VII - QUORUM OF VOTING GROUPS
     At all meetings of shareholders, a majority of the shares of a voting group entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum of that voting group.

                            ARTICLE VIII - DIRECTORS
     The corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, a Board of Directors.

                ARTICLE IX - LIMITATION OF LIABILITY OF DIRECTORS
     To the fullest extent permitted by the Colorado Business Corporation Act as the same exists or may be hereafter amended, a director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. Any repeal or modification of this Article by the shareholders of the corporation shall be prospective only and shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

                  ARTICLE X - RIGHTS OF DIRECTORS AND OFFICERS
                          TO CONTRACT WITH CORPORATION
     1. As used in this section, "conflicting interest transaction" means any of the following:

          a. A loan or other transaction involving assistance by the corporation to a director of the corporation or to an entity in which a director of the corporation is a director or officer or has a financial interest;

          b. A guaranty by the corporation of an obligation of a director of the corporation or of an obligation of an entity in which a director of the corporation is a director or officer or has a financial interest; or

          c. A contract or transaction between the corporation and a director of the corporation or between the corporation and an entity in which a director of the corporation is a director or officer or has a financial interest.

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

     2. No conflicting interest transaction shall be either void or voidable, be enjoined, be set aside, or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the corporation, solely because of such conflicting interest in the transaction, or solely because such directors or officers are present at or participate in a meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such a conflicting interest transaction, or solely because his or her votes are counted for such purpose if:

          a. The material facts of such relationship or interest and as to the conflicting interest transaction are disclosed or known to the board of directors or committee and such board or committee in good faith authorizes, approves, or ratifies the conflicting interests transaction by the affirmative vote of a majority of disinterested directors even though the disinterested directors are less than a quorum; or

          b. The material facts of such relationship or interest and as to the conflicting interest transaction are disclosed or known to the shareholders entitled to vote thereon and the conflicting interest transaction is specifically authorized, approved, or ratified in good faith by vote of the shareholders; or

          c. The conflicting interest transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such conflicting interest transaction.

                          ARTICLE XI - INDEMNIFICATION
     The corporation shall indemnify, to the maximum extent permitted by law, any person who is or was a director, officer, agent, fiduciary or employee of the corporation against any claim, liability or expense arising against or incurred by such person made party to a proceeding because he or she is or was a director, officer, agent, fiduciary or employee of the corporation or because he or she is or was serving another entity or employee benefit plan as a director, officer, partner, trustee, employee, fiduciary or agent at the corporation's request. The corporation shall further have the authority to the maximum extent permitted by law to purchase and maintain insurance providing such indemnification.


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

                              ARTICLE XII - BYLAWS
     A majority of the Board of Directors of the corporation shall have the power to adopt such initial bylaws as may be deemed necessary or convenient for the proper government and management of the business and affairs of the corporation, and a majority of the Board of Directors shall have the power to amend, alter, or repeal the same at any regular meeting or at any special meeting called for that purpose.

                 ARTICLE XIII - NEGATION OF EQUITABLE INTERESTS
     Unless  a  person  is  recognized  as  a  shareholder   through  procedures
established by the corporation pursuant to Colorado Revised Statutes ss.7-107-204 or any similar law, the corporation shall be entitled to treat the registered holder of any shares of the corporation as the owner thereof for all purposes permitted by the Colorado Business Corporation Act, including without limitation all rights deriving from such shares, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any other person including without limitation, a purchaser, assignee or transferee of such shares, unless and until such other person becomes the registered holder of such shares or is recognized as such, whether or not the corporation shall have either actual or constructive notice of the claimed interest of such other person. By way of example and not of limitation, until such other person has become the registered holder of such shares or is recognized pursuant to Colorado Revised Statutes ss.7-107-204 or any similar applicable law, he shall not be entitled: (i) to receive notice of the meetings of the shareholders; (ii) to vote at such meetings; (iii) to examine a list of the shareholders; (iv) to be paid dividends or other distributions payable to shareholders; or (v) to own, enjoy and exercise any other rights deriving from such shares against the corporation. Nothing contained herein will be construed to deprive any beneficial shareholder, as defined in Colorado Revised Statutes ss. 7-113-101(1), of any right he may have pursuant to Article 113 of the Colorado Business Corporation Act or any subsequent law.

                         ARTICLE XIV - REGISTERED OFFICE
     The street address of the corporation's initial registered office is 303 East 17th Avenue, Suite 940, Denver, Colorado 80203. The name of the corporation's initial registered agent at that office is Douglas B. Koff, and the consent of the registered agent is designated by the signature of the initial registered agent on these Articles of Incorporation.


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


                            ARTICLE XV - INCORPORATOR
     The name and address of the incorporator is Douglas B. Koff, 303 East Seventeeth Avenue, Suite 940, Denver, Colorado 80203.

     IN WITNESS WHEREOF, the above-named incorporator has hereunder signed his name on this 25th day of June, 1997.


                                      /s/  DOUGLAS B. KOFF
                                      ------------------------------------------
                                      Douglas B. Koff, Incorporator


     IN WITNESS WHEREOF, the undersigned consents to the appointment as the initial registered agent of the corporation this 25th day of June, 1997.


                                      /s/  DOUGLAS B. KOFF
                                      ------------------------------------------
                                      Douglas B. Koff, Registered Agent

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


                                   EXHIBIT D


                                Table of Contents

Article                                                                 Page

        I.      Offices ............................................      1
       II.      Shareholders .......................................      1
      III.      Board of Directors .................................      7
       IV.      Officers and Agents ................................     11
        V.      Stock ..............................................     13
       VI.      Indemnification of Certain Persons .................     14
      VII.      Miscellaneous ......................................     18

                                                        Effective: June 25, 1997



                                     BYLAWS
                                       OF
                              ORALABS HOLDING CORP.


                                    ARTICLE I
                                     Offices
                                     -------

     The principal office of the corporation shall be designated from time to time by the corporation and may be within or outside of Colorado.

     The corporation may have such other offices, either within or outside Colorado, as the board of directors may designate or as the business of the corporation may require from time to time.

     The registered office of the corporation required by the Colorado Business Corporation Act to be maintained in Colorado may be, but need not be, identical with the principal office, and the address of the registered office may be changed from time to time by the board of directors.

                                   ARTICLE II
                                  Shareholders
                                  ------------

     Section 1. Annual Meeting. The annual meeting of the shareholders shall be held during the month of May of each year on a date and at a time fixed by the board of directors of the corporation (or by the president in the absence of action by the board of directors), beginning with the year 1998, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors is not held on the day fixed as provided herein for any annual meeting of the shareholders, or any adjournment thereof, the board of directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as it may conveniently be held.

     A shareholder may apply to the district court in the county in Colorado where the corporation's principal office is located or, if the corporation has no principal office in Colorado, to the district court of the county in which the corporation's registered office is located to seek an order that a shareholder meeting be held (i) if an annual meeting was not held within six months after the close of the corporation's most recently ended fiscal year or


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



fifteen months after its last annual meeting, whichever is earlier, or (ii) if the shareholder participated in a proper call of or proper demand for a special meeting and notice of the special meeting was not given within thirty days after the date of the call or the date the last of the demands necessary to require calling of the meeting was received by the corporation pursuant to C.R.S. ss. 7-107-102(1)(b), or the special meeting was not held in accordance with the notice.

     Section 2. Special Meetings. Unless otherwise prescribed by statute, special meetings of the shareholders may be called for any purpose by the president or by the board of directors. The president shall call a special meeting of the shareholders if the corporation receives one or more written demands for the meeting, stating the purpose or purposes for which it is to be held, signed and dated by holders of shares representing at least ten percent of all the votes entitled to be cast on any issue proposed to be considered at the meeting.

     Section 3. Place of Meeting. The board of directors may designate any place, either within or outside Colorado, as the place for any annual meeting or any special meeting called by the board of directors. A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or outside Colorado, as the place for such meeting. If no designation is made, or if a special meeting is called other than by the board, the place of meeting shall be the principal office of the corporation.

     Section 4. Notice of Meeting. Written notice stating the place, date, and hour of the meeting shall be given not less than ten nor more than sixty days before the date of the meeting, except (i) that if the number of authorized shares is to be increased, at least thirty days' notice shall be given, or (ii) if any other longer notice period is required by the Colorado Business Corporation Act. Notice of a special meeting shall include a description of the purpose or purposes of the meeting. Notice of an annual meeting need not include a description of the purpose or purposes of the meeting except the purpose or purposes shall be stated with respect to (i) an amendment to the articles of incorporation of the corporation, (ii) a merger or share exchange in which the corporation is a party and, with respect to a share exchange, in which the corporation's shares will be acquired, (iii) a sale, lease, exchange or other disposition, other than in the usual and regular course of business, of all or substantially all of the property of the corporation or of another entity which this corporation controls, in each case with or without the goodwill, (iv) a dissolution of the corporation, or (v) any other purpose for which a statement of purpose is required by the Colorado Business Corporation Act. Notice shall be given personally or by mail, private carrier, telegraph, teletype, electronically transmitted facsimile or other form of wire or wireless communication by or at the direction of the president, the secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed and if in a comprehensible form, such notice shall be deemed to be given and effective when deposited in the United States mail, addressed to the shareholder at his address as it appears in the corporation's current record of shareholders, with postage prepaid. If notice is given other than by mail, and provided that such notice is in a comprehensible form, the notice is given and effective on the date received by the shareholder.

     If requested by the person or persons lawfully calling such meeting, the secretary shall give notice thereof at corporate expense. No notice need be sent to any shareholder if three successive notices mailed to the last known address of such shareholder have been returned as undeliverable until such time as another address for such shareholder is made known to the corporation by such shareholder. In order to be entitled to receive notice of any meeting, a shareholder shall advise the corporation in writing of any change in such shareholder's mailing address as shown on the corporation's books and records.


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

     When a meeting is adjourned to another date, time or place, notice need not be given of the new date, time or place if the new date, time or place of such meeting is announced before adjournment at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which may have been transacted at the original meeting. If the adjournment is for more than 120 days, or if a new record date is fixed for the adjourned meeting, a new notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting as of the new record date.

     A shareholder may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such shareholder. Such waiver shall be delivered to the corporation for filing with the corporate records. Further, by attending a meeting either in person or by proxy, a shareholder waives objection to lack of notice or defective notice of the meeting unless the shareholder objects at the beginning of the meeting to the holding of the meeting or the transaction of business at the meeting because of lack of notice or defective notice. By attending the meeting, the shareholder also waives any objection to consideration at the meeting of a particular matter not within the purpose or purposes described in the meeting notice unless the shareholder objects to considering the matter when it is presented.

     Section 5. Fixing of Record Date. For the purpose of determining shareholders entitled to (i) notice of or vote at any meeting of shareholders or any adjournment thereof, (ii) receive distributions or share dividends, or (iii) demand a special meeting, or to make a determination of shareholders for any other proper purpose, the board of directors may fix a future date as the record date for any such determination of shareholders, such date in any case to be not more than seventy days, and, in case of a meeting of shareholders, not less than ten days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed by the directors, the record date shall be the date on which notice of the meeting is mailed to shareholders, or the date on which the resolution of the board of directors providing for a distribution is adopted, as the case may be. When a determination of shareholders entitled to vote at any meeting of shareholders is made as provided in this Section, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

     Notwithstanding the above, the record date for determining the shareholders entitled to take action without a meeting or entitled to be given notice of action so taken shall be the date a writing upon which the action is taken is first received by the corporation. The record date for determining shareholders entitled to demand a special meeting shall be the date of the earliest of any of the demands pursuant to which the meeting is called.

     Section 6. Voting Lists. The secretary shall make, at the earlier of ten days before each meeting of shareholders or two business days after notice of the meeting has been given, a complete list of the shareholders entitled to be given notice of such meeting or any adjournment thereof. The list shall be arranged by voting groups and within each voting group by class or series of shares, shall be in alphabetical order within each class or series, and shall show the address of and the number of shares of each class or series held by each shareholder. For the period beginning the earlier of ten days prior to the meeting or two business days after notice of the meeting is given and continuing through the meeting and any adjournment thereof, this list shall be kept on file at the principal office of the corporation, or at a place (which shall be identified in the notice) in the city where the meeting will be held. Such list shall be available for inspection on written demand by any shareholder (including for the purpose of this Section 6 any holder of voting trust certificates) or his agent or attorney during regular business hours and during

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the period available for inspection.  The original stock transfer books shall be prima facie evidence as to the shareholders entitled to examine such list or to vote at any meeting of shareholders.

     Any shareholder, his agent or attorney may copy the list during regular business hours and during the period it is available for inspection, provided
(i) the shareholder has been a shareholder for at least three months immediately preceding the demand or holds at least five percent of all outstanding shares of any class of shares as of the date of the demand, (ii) the demand is made in good faith and for a purpose reasonably related to the demanding shareholder's interest as a shareholder, (iii) the shareholder describes with reasonable particularity the purpose and the records the shareholder desires to inspect,
(iv) the records are directly connected with the described purpose, and (v) the shareholder pays a reasonable charge covering the costs of labor and material for such copies, not to exceed the estimated cost of production and reproduction.

     Section 7. Recognition Procedure for Beneficial Owners. The board of directors may adopt by resolution a procedure whereby a shareholder of the corporation may certify in writing to the corporation that all or a portion of the shares registered in the name of such shareholder are held for the account of a specified person or persons. The resolution may set forth (i) the types of nominees to which it applies, (ii) the rights or privileges that the corporation will recognize in a beneficial owner, which may include rights and privileges other than voting, (iii) the form of certification and the information to be contained therein, (iv) if the certification is with respect to a record date, the time within which the certification must be received by the corporation, (v) the period for which the nominee's use of the procedure is effective, and (vi) such other provisions with respect to the procedure as the board deems necessary or desirable. Upon receipt by the corporation of a certificate complying with the procedure established by the board of directors, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the registered holders of the number of shares specified in place of the shareholder making the certification.

     Section 8. Quorum and Manner of Acting. A majority of the votes entitled to be cast on a matter by a voting group shall constitute a quorum of that voting group for action on the matter. If less than a majority of such votes are represented at a meeting, a majority of the votes so represented may adjourn the meeting from time to time without further notice, for a period not to exceed 120 days for any one adjournment. If a quorum is present at such adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally noticed. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, unless the meeting is adjourned and a new record date is set for the adjourned meeting.

     If a quorum exists, action on a matter other than the election of directors by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast within the voting group opposing the action, unless the vote of a greater number or voting by classes is required by law or the articles of incorporation.

     Section 9. Proxies. At all meetings of shareholders, a shareholder may vote by proxy by signing an appointment form or similar writing, either personally or by his duly authorized attorney-in-fact. A shareholder may also appoint a proxy by transmitting or authorizing the transmission of a telegram, teletype, or other electronic transmission providing a written statement of the appointment to the proxy, a proxy solicitor, proxy support service organization, or other person duly authorized by the proxy to receive appointments as agent for the proxy, or to the corporation. The transmitted appointment shall set forth or be transmitted with written evidence from which it can be determined that the


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shareholder  transmitted or authorized the transmission of the appointment.  The proxy appointment form or similar writing shall be filed with the secretary of the corporation before or at the time of the meeting. The appointment of a proxy is effective when received by the corporation and is valid for eleven months unless a different period is expressly provided in the appointment form or similar writing.

     Any complete copy, including an electronically transmitted facsimile, of an appointment of a proxy may be substituted for or used in lieu of the original appointment for any purpose for which the original appointment could be used.

     Revocation of a proxy does not affect the right of the corporation to accept the proxy's authority unless (i) the corporation had notice that the appointment was coupled with an interest and notice that such interest is extinguished is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment, or (ii) other notice of the revocation of the appointment is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment. Other notice of revocation may, in the discretion of the corporation, be deemed to include the appearance at a shareholders' meeting of the shareholder who granted the proxy and his voting in person on any matter subject to a vote at such meeting.

     The death or incapacity of the shareholder appointing a proxy does not affect the right of the corporation to accept the proxy's authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment.

     The corporation shall not be required to recognize an appointment made irrevocable if it has received a writing revoking the appointment signed by the shareholder (including a shareholder who is a successor to the shareholder who granted the proxy) either personally or by his attorney-in-fact, notwithstanding that the revocation may be a breach of an obligation of the shareholder to another person not to revoke the appointment.

     Subject to Section 11 and any express limitation on the proxy's authority appearing on the appointment form, the corporation is entitled to accept the proxy's vote or other action as that of the shareholder making the appointment.

     Section 10. Voting of Shares. Each outstanding share of common stock shall be entitled to one vote, except in the election of directors, and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to a vote at a meeting of shareholders. Each outstanding share of preferred stock shall have no voting rights except as expressly stated by the Board of Directors when it specifies the preferences, rights and limitations of any such preferred shares, or as required by law. Cumulative voting shall not be permitted in the election of directors or for any other purpose. Each record holder of common stock shall be entitled to vote in the election of directors and shall have as many votes for each of the shares owned by him as there are directors to be elected and for whose election he has the right to vote.

     At each election of directors, that number of candidates equaling the number of directors to be elected, having the highest number of votes cast in favor of their election, shall be elected to the board of directors.


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     Except as  otherwise  ordered by a court of competent  jurisdiction  upon a finding that the purpose of this Section would not be violated in the circumstances presented to the court, the shares of the corporation are not entitled to be voted if they are owned, directly or indirectly, by a second corporation, domestic or foreign, and the first corporation owns, directly or indirectly, a majority of the shares entitled to vote for directors of the second corporation except to the extent the second corporation holds the shares in a fiduciary capacity.

     Redeemable shares are not entitled to be voted after notice of redemption is mailed to the holders and a sum sufficient to redeem the shares has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares.

     Section 11. Corporation's Acceptance of Votes. If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and give it effect as the act of the shareholder. If the name signed on a vote, consent, waiver, proxy appointment or proxy appointment revocation does not correspond to the name of a shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment or proxy appointment revocation and to give it effect as the act of the shareholder if:

     (i) the shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

     (ii) the name signed purports to be that of an administrator, executor, guardian or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

     (iii) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

     (iv) the name signed purports to be that of a pledgee, beneficial owner or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

     (v) two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-tenants or fiduciaries, and the person signing appears to be acting on behalf of all the co-tenants or fiduciaries; or

     (vi) the acceptance of the vote, consent, waiver, proxy appointment or proxy appointment revocation is otherwise proper under rules established by the corporation that are not inconsistent with this Section 11.

     The corporation is entitled to reject a vote, consent, waiver, proxy appointment or proxy appointment revocation if the secretary or other office or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

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     Neither  the  corporation  nor its  officers  nor any agent who  accepts or rejects a vote, consent, waiver, proxy appointment or proxy appointment revocation in good faith and in accordance with the standards of this Section is liable in damages for the consequences of the acceptance or rejection.

     Section 12. Informal Action by Shareholders. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by all of the shareholders entitled to vote with respect to the subject matter thereof and received by the corporation. Such consent shall have the same force and effect as a unanimous vote of the shareholders and may be stated as such in any document. Action taken under this
Section 12 is effective as of the date the last writing necessary to effect the action is received by the corporation, unless all of the writings specify a different effective date, in which case such specified date shall be the effective date for such action. If any shareholder revokes his consent as provided for herein prior to what would otherwise be the effective date, the action proposed in the consent shall be invalid. The record date for determining shareholders entitled to take action without a meeting is the date the corporation first receives a writing upon which the action is taken.

     Any shareholder who has signed a writing describing and consenting to action taken pursuant to this Section 12 may revoke such consent by a writing signed by the shareholder describing the action and stating that the shareholder's prior consent thereto is revoked, if such writing is received by the corporation before the effectiveness of the action.

     Section 13. Meetings by Telecommunication. Any or all of the shareholders may participate in an annual or special shareholders' meeting by, or the meeting may be conducted through the use of, any means of communication by which all persons participating in the meeting may hear each other during the meeting. A shareholder participating in a meeting by this means is deemed to be present in person at the meeting.

                                   ARTICLE III
                               Board of Directors
                               ------------------

     Section 1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of its board of directors, except as otherwise provided in the Colorado Business Corporation Act or the articles of incorporation.

     Section 2. Number, Qualifications and Tenure. The number of directors of the corporation shall be fixed from time to time by the board of directors, within a range of no less than three or more than nine, but no decrease in the number of directors shall have the effect of shortening the term of any incumbent director. A director shall be a natural person who is eighteen years of age or older. A director need not be a resident of Colorado or a shareholder of the Corporation.

     Directors shall be elected at each annual meeting of shareholders. Each director shall hold office until the next annual meeting of shareholders following his election and thereafter until his successor shall have been elected and qualified. Directors shall be removed in the manner provided by the Colorado Business Corporation Act.


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     Section 3. Vacancies. Any director may resign at any time by giving written notice to the corporation. Such resignation shall take effect at the time the notice is received by the corporation unless the notice specifies a later effective date. Unless otherwise specified in the notice of resignation, the corporation's acceptance of such resignation shall not be necessary to make it effective. Any vacancy on the board of directors may be filled by the affirmative vote of a majority of the shareholders or the board of directors. If the directors remaining in office constitute fewer than a quorum of the board, the directors may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office. If elected by the directors, the director shall hold office until the next annual shareholders' meeting at which directors are elected. If elected by the shareholders, the director shall hold office for the unexpired term of his predecessor in office; except that, if the director's predecessor was elected by the directors to fill a vacancy, the director elected by the shareholders shall hold office for the unexpired term of the last predecessor elected by the shareholders.

     Section 4. Regular Meetings. A regular meeting of the board of directors shall be held without notice immediately after and at the same place as the annual meeting of shareholders. The board of directors may provide by resolution the time and place, either within or outside Colorado, for the holding of additional regular meetings without other notice.

     Section 5. Special Meetings. Special meetings of the board of directors may be called by or at the request of the president or at the request of any two directors (or one director if there are then less than three (3) persons serving as directors). The person or persons authorized to call special meetings of the board of directors may fix any place, either within or outside Colorado, as the place for holding any special meeting of the board of directors called by them, provided that no meeting shall be called outside the State of Colorado unless a majority of the board of directors has so authorized.

     Section 6. Notice. Notice of any special meeting shall be given at least two days prior to the meeting by written notice either personally delivered or mailed to each director at his business address, or by notice transmitted by telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication. If mailed, such notice shall be deemed to be given and to be effective on the earlier of (i) three days after such notice is deposited in the United States mail, properly addressed, with postage prepaid, or (ii) the date shown on the return receipt, if mailed by registered or certified mail return receipt requested. If notice is given by telex, electronically transmitted facsimile or other similar form of wire or wireless communication, such notice shall be deemed to be given and to be effective when sent, and with respect to a telegram, such notice shall be deemed to be given and to be effective when the telegram is delivered to the telegraph company. If a director has designated in writing one or more reasonable addresses or facsimile numbers for delivery of notice to him, notice sent by mail, telegraph, telex, electronically transmitted facsimile or other form of wire or wireless communication shall not be deemed to have been given or to be effective unless sent to such addresses or facsimile numbers, as the case may be.

     A director may waive notice of a meeting before or after the time and date of the meeting by a writing signed by such director. Such waiver shall be delivered to the corporation for filing with the corporate records. Further, a director's attendance at or participation in a meeting waives any required notice to him of the meeting unless at the beginning of the meeting, or promptly upon his later arrival, the director objects to holding the meeting or transacting business at the meeting because of lack of notice or defective notice and does not thereafter vote for or assent to action taken at the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need to be specified in the notice or waiver of notice of such meeting.


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     Section 7. Quorum. A majority of the number of directors fixed by the board of directors pursuant to Section 2 or, if no number is fixed, a majority of the number in office immediately before the meeting begins, shall constitute a quorum for the transaction of business at any meeting of the board of directors. If less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, for a period not to exceed sixty days at any one adjournment.

     Section 8. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors.

     Section 9. Compensation. By resolution of the board of directors, any director may be paid any one or more of the following: his expenses, if any, of attendance at meetings, a fixed sum for attendance at each meeting, a stated salary as director, or such other compensation as the corporation and the director may reasonably agree upon. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

     Section 10. Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors or committee or subcommittee of the board at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless (i) the director objects at the beginning of the meeting, or promptly upon his arrival, to the holding of the meeting or the transaction of business at the meeting and does not thereafter vote for or assent to any action taken at the meeting, (ii) the director contemporaneously requests that his dissent or abstention as to any specific action taken be entered in the minutes of the meeting, or (iii) the director causes written notice of his dissent or abstention as to any specific action to be received by the presiding officer of the meeting before its adjournment or by the corporation promptly after the adjournment of the meeting. A director may dissent to a specific action at a meeting, while assenting to others. The right to dissent to a specific action taken at a meeting of the board of directors or a committee or subcommittee of the board shall not be available to a director who voted in favor of such action.

     Section 11. Committees and Subcommittees. By resolution adopted by a majority of all the directors in office when the action is taken, the board of directors may designate from among its members an executive committee and one or more other committees and/or subcommittees, and appoint one or more members of the board of directors to serve on them. To the extent provided in the resolution, each committee and/or subcommittee shall have all the authority of the board of directors, except that no such committee or subcommittee shall have the authority to (i) authorize distributions, (ii) approve or propose to shareholders actions or proposals required by the Colorado Business Corporation Act to be approved by shareholders, (iii) fill vacancies on the board of directors or any committee or subcommittee thereof, (iv) amend articles of incorporation, (v) adopt, amend or repeal the bylaws, (vi) approve a plan of merger not requiring shareholder approval, (vii) authorize or approve the reacquisition of shares unless pursuant to a formula or method prescribed by the board of directors, or (viii) authorize or approve the issuance or sale of shares, or contract for the sale of shares or determine the designations and relative rights, preferences and limitations of a class or series of shares, except that the board of directors may authorize a committee or subcommittee or officer to do so within limits specifically prescribed by the board of directors. The committee or subcommittee shall then have full power within the limits set by the board of directors to adopt any final resolution setting forth all preferences, limitations and relative rights of such class or series and to authorize an amendment of the articles of incorporation stating the preferences, limitations and relative rights of a class or series for filing with the Secretary of State under the Colorado Business Corporation Act.


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     Sections  4, 5, 6,  7, 8 and 12 of  Article  III,  which  govern  meetings, notice, waiver of notice, quorum, voting requirements and action without a meeting of the board of directors, shall apply to committees, subcommittees and their members appointed under this Section 11.

     Neither the designation of any such committee or subcommittee, the delegation of authority to such committee or subcommittee, nor any action by such committee or subcommittee pursuant to its authority shall alone constitute compliance by any member of the board of directors or a member of the committee or subcommittee in question with his responsibility to conform to the standard of care set forth in Article III, Section 14 of these bylaws.

     Section 12. Informal Action by Directors. Any action required or permitted to be taken at a meeting of the directors or any committee or subcommittee designated by the board of directors may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by all of the directors entitled to vote with respect to the action taken. Such consent shall have the same force and effect as a unanimous vote of the directors or committee or subcommittee members and may be stated as such in any document. Unless the consent specifies a different effective date, action taken under this Section 12 is effective at the time the last director signs a writing describing the action taken, unless, before such time, any director has revoked his consent by a writing signed by the director and received by the president or the secretary of the corporation.

     Section 13. Telephonic Meetings. The board of directors may permit any director (or any member of a committee or subcommittee designated by the board) to participate in a regular or special meeting of the board of directors or a committee or subcommittee thereof through the use of any means of communication by which all directors participating in the meeting can hear each other during the meeting. A director participating in a meeting in this manner is deemed to be present in person at the meeting.

     Section 14. Standard of Care. A director shall perform his duties as a director, including without limitation his duties as a member of any committee of the board, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances. In performing his duties, a director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by the person herein designated. However, he shall not be considered to be acting in good faith if he has knowledge concerning the matter in question that would cause such reliance to be unwarranted. A director shall not be liable to the corporation or its shareholders for any action he takes or omits to take as a director if, in connection with such action or omission, he performs his duties in compliance with this Section 14.

     The designated persons on whom a director is entitled to rely are (i) one or more officers or employees of the corporation whom the director reasonably believes to be reliable and competent in the matters presented, (ii) legal counsel, public accountant, or other person as to matters which the director reasonably believes to be within such person's professional or expert competence, or (iii) a committee or subcommittee of the board of directors on which the director does not serve if the director reasonably believes the committee or subcommittee merits confidence.


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                                   ARTICLE IV
                               Officers and Agents
                               -------------------

     Section 1. General. The officers of the corporation shall be a president, one or more vice presidents, a secretary, and a controller, each of whom shall be a natural person eighteen years of age or older. The board of directors or an officer or officers authorized by the board may appoint such other officers and assistants as they may consider necessary. The board of directors or the officer or officers authorized by the board shall from time to time determine the procedure for the appointment of officers, their term of office, their authority and duties and their compensation. One person may hold more than one office. In all cases where the duties of any officer, agent or employee are not prescribed by the bylaws or by the board of directors, such officer, agent or employee shall follow the orders and instructions of the president of the corporation.

     Section 2. Appointment and Term of Office. The officers of the corporation shall be appointed from time to time as determined by the board of directors. If any officer or officers are to be appointed by another officer or officers of the corporation, such appointments shall be made as soon as conveniently may be. Each officer shall hold office until the first of the following occurs: his successor shall have been duly appointed and qualified, his death, his resignation, or his removal in the manner provided in Section 3.

     Section 3. Resignation and Removal. An officer may resign at any time by giving written notice of resignation to the corporation. The resignation is effective when the notice is received by the corporation unless the notice specifies a later effective date.

     Any officer or agent may be removed at any time with or without cause by the board of directors or an officer or officers authorized by the board. Such removal does not affect the contract rights, if any, of the corporation or of the person so removed. The appointment of an officer or agent shall not in itself create contract rights.

     Section 4. Vacancies. A vacancy in any office, however occurring, may be filled by the board of directors, or by the officer or officers authorized by the board, for the unexpired portion of the officer's term. If an officer resigns and his resignation is made effective at a later date, the board of directors, or officer or officers authorized by the board, may permit the officer to remain in office until the effective date and may fill the pending vacancy before the effective date if the board of directors or officer or officers authorized by the board provide that the successor shall not take office until the effective date. In the alternative, the board of directors or officer or officers authorized by the board of directors may remove the officer at any time before the effective date and may fill the resulting vacancy.

     Section 5. President. Subject to the direction and supervision of the board of directors, the president shall have general and active control of its affairs and business and general supervision of its officers, agents and employees. Unless otherwise directed by the board of directors, the president shall attend in person or by substitute appointed by him, or shall execute on behalf of the corporation written instruments appointing a proxy or proxies to represent the corporation, at all meetings of the stockholders of any other corporation in which the corporation holds any stock. On behalf of the corporation, the president may in person or by substitute or proxy execute written waivers of notice and consents with respect to any such meetings. At all such meetings and otherwise, the president, in person or by substitute or proxy, may vote the stock held by the corporation, execute written consents and other instruments with respect to such stock, and exercise any and all rights and powers incident to the ownership of said stock, subject to the instructions, in any, of the board of directors. The president shall have custody of the controller's bond,


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if any. The  president  shall have such  additional  authority and duties as are appropriate and customary for the office of president and chief executive officer, except as the same may be expanded or limited by the board of directors from time to time.

     Section 6. Vice Presidents. The vice presidents shall assist the president and shall perform such duties as may be assigned to them by the president or by the board of directors. In the absence of the president, the vice president, if any (or, if more than one, the vice presidents in the order designated by the board of directors, of if the board makes no such designation, then the vice president designated by the president, or if neither the board nor the president makes any such designation, the senior vice president as determined by first election of that office), shall have the powers and perform the duties of the president.

     Section 7. Secretary. The secretary shall (i) prepare and maintain as permanent records the minutes of the proceedings of the shareholders and the board of directors, a record of all actions taken by the shareholders or board of directors without a meeting, a record of all actions taken by a committee of the board of directors in place of the board of directors on behalf of the corporation, and a record of all waivers of notice of meetings of shareholders and of the board of directors or any committee thereof, (ii) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law, (iii) serve as custodian of the corporate records and of the seal of the corporation and affix the seal to all documents when authorized by the board of directors, (iv) keep at the corporation's registered office or principal place of business a record containing the names and addresses of all shareholders in a form that permits preparation of a list of shareholders arranged by voting group and by class or series of shares within each voting group, that is alphabetical within each class or series and that shows the address of, and the number of shares of each class or series held by, each shareholder, unless such a record shall be kept at the office of the corporation's transfer agent or registrar, (v) maintain at the corporation's principal office the originals or copies of the corporation's articles of incorporation, bylaws, minutes of all shareholders' meetings and records of all action taken by shareholders without a meeting for the past three years, all written communications within the past thee years to shareholders as a group or to the holders of any class or series of shares as a group, a list of the names and business addresses of the current directors and officers, a copy of the corporation's most recent corporate report filed with the Secretary of State, and financial statements showing in reasonable detail the corporation's assets and liabilities and results of operations for the last three years, (vi) have general charge of the stock transfer books of the corporation, unless the corporation has a transfer agent, (vii) authenticate records of the corporation, and (viii) in general, perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to supervision by the secretary. The directors and/or shareholders may however respectively designate a person other than the secretary or assistant secretary to keep the minutes of their respective meetings. The board of directors may appoint the person serving as vice president and general counsel to act as the secretary of the corporation.

     Any books, records, or minutes of the corporation may be in written form or in any form capable of being converted into written form within a reasonable time.

     Section 8. Controller. The controller shall be the principal financial officer of the corporation, shall have the care and custody of all funds, securities, evidences of indebtedness and other personal property of the corporation and shall deposit the same in accordance with the instructions of the board of directors. He shall receive and give receipts and acquittances for money paid in on account of the corporation, and shall pay out of the corporation's funds on hand all bills, payrolls and other just debts of the


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corporation of whatever nature upon maturity.  He shall perform all other duties incident to such office and, upon request of the board, shall make such reports to it as may be required at any time. He shall, if required by the board, give the corporation a bond in such sums and with such sureties as shall be satisfactory to the board, conditioned upon the faithful performance of his duties and for the restoration to the corporation of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the corporation. He shall have such other powers and perform such other duties as may from time to time be prescribed by the board of directors or the president.

     The controller shall also be the principal accounting officer of the corporation. He shall prescribe and maintain the methods and systems of accounting to be followed, keep complete books and records of account as required by the Colorado Business Corporation Act, prepare and file all local, state and federal tax returns, prescribe and maintain an adequate systems of internal audit and prepare and furnish to the president and the board of directors statements of account showing the financial position of the corporation and the results of its operations.

     Section 9. Treasurer. The treasurer, if any, shall serve as an assistant to the controller and shall perform the duties of the controller to the extent the board so designates.

                                    ARTICLE V
                                      Stock
                                      -----

     Section 1. Certificates. The board of directors shall be authorized to issue any of its classes of shares with or without certificates. The fact that the shares are not represented by certificates shall have no effect on the rights and obligations of shareholders. If the shares are represented by certificates, such shares shall be represented by consecutively numbered certificates signed, either manually or by facsimile, in the name of the corporation by one or more persons designated by the board of directors. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, such certificate may nonetheless be issued by the corporation with the same effect as if he were such officer at the date of its issue. Certificates of stock shall be in such form and shall contain such information consistent with law as shall be prescribed by the board of directors. If shares are not represented by certificates, within a reasonable time following the issue or transfer of such shares, the corporation shall send the shareholder a complete written statement of all of the information required to be provided to holders of uncertificated shares by the Colorado Business Corporation Act.

     Section 2. Consideration for Shares. Certificated or uncertified shares shall not be issued until the shares represented thereby are fully paid. The board of directors may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed or other securities of the corporation. Future services shall not constitute payment or partial payment for shares of the corporation. The promissory note of a subscriber or an affiliate of a subscriber shall not constitute payment or partial payment for shares of the corporation unless the note is negotiable and is secured by collateral, other than the shares being purchased, having a fair market value at least equal to the principal amount of the note. For purposes of this Section 2, "promissory note" means a negotiable instrument on which there is an obligation to pay independent of collateral and does not include a non-recourse note.

     Section 3. Lost Certificates. In case of the alleged loss, destruction or mutilation of a certificate of stock, the board of directors may direct the issuance of a new certificate of stock, the board of directors may direct the


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issuance of a new  certificate in lieu thereof upon such terms and conditions in conformity with law as the board may prescribe. The board of directors may in its discretion require an affidavit of lost certificate and/or a bond in such form and amount and with such surety as it may determine before issuing a new certificate.

     Section 4. Transfer of Shares. Upon surrender to the corporation or to a transfer agent of the corporation of a certificate of stock duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and receipt of such documentary stamps as may be required by law and evidence of compliance with all applicable securities laws and other restrictions, the corporation shall issue a new certificate to the person entitled thereto, and cancel the old certificate. Every such transfer of stock shall be entered on the stock books of the corporation which shall be kept at its principal office or by the person and the place designated by the board of directors.

     Except as otherwise expressly provided in Article II, Sections 7 and 11, and except for the assertion of dissenters' rights to the extent provided in
Article 113 for the Colorado Business Corporation Act, the corporation shall be entitled to treat the registered holder of any shares of the corporation as the owner thereof for all purposes, and the corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any person other than the registered holder, including without limitation any purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such other person becomes the registered holder of such shares, whether or not the corporation shall have either actual or constructive notice of the claimed interest of such other person.

     Section 5. Transfer Agent, Registrars and Paying Agents. The board may at its discretion appoint one or more transfer agents, registrars and agents for making payment upon any class of stock, bond, debenture or other security of the corporation. Such agents and registrars may be located either within or outside Colorado. They shall have such rights and duties and shall be entitled to such compensation as may be agreed.

                                   ARTICLE VI
                       Indemnification of Certain Persons
                       ----------------------------------

     Section 1. Definitions. The following definitions shall apply to the terms as used in this Article:

          a. "Corporation" includes this corporation and any domestic or foreign predecessor entity of the corporation in a merger, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

          b. "Director" means an individual who is or was a director of the corporation and an individual who, while a director of the corporation, is or was serving at the corporation's request as a director, officer, partner, trustee, employee, or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, other enterprise or person, or employee benefit plan. A director shall be considered to be serving an employee benefit plan at the corporation's request if his or her duties to the corporation also impose duties on or otherwise involve services by him or her to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context otherwise requires, the estate or personal representative of a director.

          c. "Expenses" includes attorneys fees.


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          d.  "Liability"  means the  obligation to pay a judgment,  settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable expense incurred with respect to a proceeding.

          e. "Official capacity," when used with respect to a director, means the office of director in the corporation, and, when used with respect to a person other than a director, means the office in the corporation held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the corporation. "Official capacity" does not include service for any other foreign or domestic corporation or for any partnership, joint venture, trust, other enterprise, or employee benefit plan.

          f. "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

          g. "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

     Section 2. Indemnification for Liability.

          a. Except as provided in paragraph d. of this Section 2, the corporation shall indemnify against liability incurred in any proceeding any person made a party to the proceeding because he or she is or was a director or officer if: (i) he or she conducted himself or herself in good faith; (ii) he or she reasonably believed: (a) in the case of conduct in his or her official capacity with the corporation, that his or her conduct was in the corporation's best interests, or (b) in all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and (iii) in the case of any criminal proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful.

          b. A director's or officer's conduct with respect to an employee benefit plan for a purpose he or she reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of this Section 2. A director's or officer's conduct with respect to an employee benefit plan for a purpose that he or she did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of this Section 2.

          c. The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not of itself determinative that the person did not meet the standard of conduct set forth in paragraph a. of this Section 2.

          d. The  corporation may not indemnify a director or officer under this
Section 2 either: (i) in connection with a proceeding by or in the right of the corporation in which the director or officer was adjudged liable to the corporation; or (ii) in connection with any proceeding charging improper personal benefit to the director or officer, whether or not involving action in his or her official capacity, in which he or she was adjudged liable on the basis that personal benefit was improperly received by him or her.

          e. Indemnification permitted under this Section 2 in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.


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     Section 3. Mandatory Indemnification.

          a. Except as limited by these bylaws, the corporation shall be required to indemnify a director or officer of the corporation who was wholly successful, on the merits or otherwise, in defense of any proceeding to which he or she was a party because the person is or was a director or officer, against reasonable expenses incurred by him or her in connection with the proceeding.

          b. Except as otherwise limited by these bylaws, a director or officer who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

               (i) If it determines the director or officer is entitled to mandatory indemnification, the court shall order indemnification under paragraph
a. of this Section 3, in which case the court shall also order the corporation to pay the director's or officer's reasonable expenses incurred to obtain court-ordered indemnification.

               (ii) If it determines that the director or officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not he or she met the standard of conduct set forth in paragraph a. of Section 2 of this Article or was adjudged liable in the circumstances described in paragraph d. of Section 2 of this Article, the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described in paragraph d. of Section 2 of this Article is limited to reasonable expenses incurred.

          c. Notwithstanding Section 3(b) above in this Article, no person shall be entitled to be reimbursed for any expense incurred in connection with a court proceeding to obtain court-ordered indemnification unless such person has first made a reasonable application to the corporation for indemnification, and the corporation has either unreasonably denied such application or, through no fault of the applicant, has been unable to consider such application within a reasonable time.

     Section 4. Limitation on Indemnification.

          a. The  corporation  may not  indemnify  a director  or officer  under
Section 2 of this Article unless authorized in the specific case after a determination has been made that indemnification of the director or officer is permissible in the circumstances because he or she has met the standard of conduct set forth in paragraph a. of Section 2 of this Article.

          b.  The  determination  required  to be made by  paragraph  a. of this
Section 4 shall be made (i) by the board of directors by a majority vote of a quorum, which quorum shall consist of directors not parties to the proceeding; or (ii) if a quorum cannot be obtained, by a majority vote of a committee of the board designated by the board, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

          c. If the quorum cannot be obtained or the committee cannot be established under paragraph b. of this Section 4, or even if a quorum is obtained or a committee designated if such quorum or committee so directs, the determination required to be made by paragraph a. of this Section 4 shall be


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made:  (i) by  independent  legal counsel  selected by a vote of the board of directors or the committee in the manner specified in subparagraph (i) or (ii) of paragraph b. of this Section 4 or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board; or (ii) by the shareholders.

          d. Authorization of indemnification and evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible; except that, if the determination that indemnification is permissible is made by independent legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by the body that selected said counsel.

     Section 5. Advance of Expenses.

          a. The corporation may pay for or reimburse the reasonable expenses incurred by a director, officer, employee or agent who is a party to a proceeding in advance of final disposition of the proceeding if:

               (i) The director, officer, employee or agent furnishes the corporation a written affirmation of his or her good faith belief that he or she has met the standard of conduct described in subparagraph (i) of paragraph a. of
Section 2 of this Article;

               (ii) The director, officer, employee or agent furnishes the corporation a written undertaking, executed personally or on his or her behalf, to repay the advance if it is determined that he or she did not meet such standard of conduct; and

               (iii) A determination is made that the facts then known to those making the determination would not preclude indemnification under this Article.

          b. The undertaking required by subparagraph (ii) of paragraph a. of this Section 5 shall be an unlimited general obligation of the director, officer, employee or agent, but need not be secured and may be accepted without reference to financial ability to make repayment.

          c. Determinations and authorizations of payments under this Section shall be made in the manner specified under Section 4 of this Article.

     Section 6. Reimbursement of Witness Expenses. The sections of this Article do not limit the corporation's authority to pay or reimburse expenses incurred by a director in connection with his or her appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

     Section 7. Insurance for Indemnification. The corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation or who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other foreign or domestic corporation or of any partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against or incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Article. Any such insurance may be procured from any insurance company designated by the Board of Directors of the

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



corporation, whether such insurance company is formed under the laws of Colorado or elsewhere, including any insurance company in which the corporation has equity or any other interest, through stock or otherwise.

     Section 8. Notice of Indemnification. Any indemnification of or advance of expenses to a director in accordance with this Article, if arising out of a proceeding by or on behalf of the corporation, shall be reported in writing to the shareholders with or before the notice of the next shareholders' meeting.

     Section  9.  Indemnification  of  Officers,  Employees  and  Agents  of the
Corporation. The Board of Directors may indemnify and advance expenses to an officer, employee or agent of the corporation who is not a director of the corporation to the same or greater extent as to a director if such indemnification and advance expense payment is provided for in the Articles of Incorporation, these bylaws, by resolution of the shareholders or directors or by contract, in a manner consistent with the Colorado Business Corporation Act.

                                   ARTICLE VII
                                  Miscellaneous
                                  -------------

     Section 1. Seal. The corporate seal of the corporation shall be circular in form and shall contain the name of the corporation and the words, "Seal, Colorado."

     Section 2. Fiscal Year. The fiscal year of the corporation shall be as established by the board of directors.

     Section 3. Amendments. The board of directors shall have power, to the maximum extent permitted by the Colorado Business Corporation Act, to make, amend and repeal the bylaws of the corporation at any regular or special meeting of the board unless the shareholders, in making, amending or repealing a particular bylaw, expressly provide that the directors may not amend or repeal such bylaw. The shareholders also shall have the power to make, amend or repeal the bylaws of the corporation at any annual meeting or at any special meeting called for that purpose.

     Section 4. Gender. The masculine gender is used in these bylaws as a matter of convenience only and shall be interpreted to include the feminine and neuter genders as the circumstances indicate.

     Section 5. Conflicts.  In the event of any irreconcilable  conflict between
these  bylaws  and  either  the  corporation's   articles  of  incorporation  or
applicable law, the latter shall control.

     Section 6. Receipt of Notices by the Corporation. Notices, shareholder writings consenting to action, and other documents or writings shall be deemed to have been received by the corporation when they are actually received: (i) at the registered office of the corporation in Colorado; (ii) at the principal office of the corporation (as that office is designated in the most recent document filed by the corporation with the Secretary of State for Colorado designating a principal office) addressed to the attention of the secretary of the corporation; (iii) by the secretary of the corporation wherever the secretary may be found; or (iv) by any other person authorized from time to time by the board of directors or the president to receive such writings, wherever such person is found.

     Section 7. Definitions. Except as otherwise specifically provided in these bylaws, all terms used in these bylaws shall have the same definition as in the Colorado Business Corporation Act.

5649\564900DK.BYL
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                                      -18-

                                   EXHIBIT E

                                SSI CAPITAL CORP.
                                 1997 STOCK PLAN


     1. Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Parent and/or Subsidiaries (if any) and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2. Definitions. As used herein, the following definitions shall apply:

          a. "Administrator" means the Board or any of its Committees or subcommittees thereof appointed pursuant to Section 4 of the Plan.

          b. "Board" means the Board of Directors of the Company.

          c. "Code" means the Internal Revenue Code of 1986, as amended.

          d. "Committee" means the Committee (or any subcommittee thereof) appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan.

          e. "Common Stock" means the Common Stock of the Company.

          f. "Company" means SSI Capital Corp., a New York corporation.

          g. "Consultant" means any person, including an advisor, who is engaged by the Company or any Parent or Subsidiary to render consultative or advisory services and is compensated for such services, and any director of the Company whether compensated for such services or not provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          h. "Continuous Status as an Employee" means the absence of any interruption of service or termination of the employment relationship with the Company (or its Parent or Subsidiary, if any). Continuous Status as an Employee shall not be considered interrupted in the case of: sick leave, military leave or any other leave of absence approved by the Board in the exercise of its sole discretion, provided that such leave is for a period of not more than ninety
(90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or in the case of transfers between locations of the Company or between the Company, its Parent or Subsidiaries, or its successor.


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

          i. "Employee" means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          j. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          k. "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange for the last market trading day prior to the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock, as quoted for the last market trading day prior to the time of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

          l. "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          m. "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          n. "Option" means a stock option granted pursuant to the Plan.

          o. "Optioned Stock" means the Common Stock subject to an Option.

          p. "Optionee" means an Employee or Consultant who receives an Option.

          q. "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424 (e) of the Code.

          r. "Plan" means this 1997 Stock Plan, as amended from time to time.

          s. Intentionally Left Blank.

          t. "Share" means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

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                                       -2-

          u. Intentionally Left Blank.

          v. "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the number of Shares that may be issued pursuant to Options granted under the Plan shall not exceed in the aggregate 1,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. Administration of the Plan.

          a. Procedure.

               (i) Administration With Respect to Directors and Officers. With respect to grants of Options to Employees who are also officers or directors of the Company, the Plan shall be administered by the Board or a Committee or subcommittee thereof designated by the Board to grant Options under the Plan without further approval by the Board. The Administrator shall take such actions and/or be comprised of such individuals so as to be, at the time of making a grant of Options, in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

               (ii) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, nondirector officers and Employees who are neither directors nor officers.

               (iii) Administration with Respect to Consultants and Other Employees. With respect to grants of Options to Employees or
               Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee (or subcommittee thereof) designated by the Board, which Committee or subcommittee shall be constituted in such a manner as to satisfy any legal requirements relating to the administration (i) of Incentive Stock Option plans (if applicable), if any, (ii) of governing corporate and securities laws, and (iii) of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board or of the Committee. From time to time the Board may, with respect to any Committee or subcommittee, increase the size and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee (and any subcommittee) and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.


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                                       -3-

          b. Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee or subcommittee, the specific duties delegated by the Board to such Committee or subcommittee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan:

               (ii) to select the officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

               (iii) to determine whether or to what extent Options or any combination thereof, are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v) to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to the share price and any restriction or limitation, based in each case on such factors as the Administrator shall determine in its sole discretion);

               (vii) Intentionally Left Blank; and

               (viii) to make any other such determinations with respect to awards under the Plan as it shall be deemed appropriate.

          c. Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5. Eligibility for Options.

          a. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

          b. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          c. For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

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                                       -4-

          d. The Plan shall not confer upon any Optionee any right with respect to continuation of any employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

     6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

     7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8. Option Exercise Price and Consideration.

          a. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

               (i) in the case of an Incentive Stock Option

                    (a) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than One hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                    (b) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option

                    (a) granted to any person, the per Share exercise price shall be no less than Eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

          b. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (i) cash, (ii) check, (iii) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the

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                                       -5-
aggregate exercise price of the Shares as to which said Option shall be exercised, (iv) authorization for the Company to retain from the total number of Shares as to which the Option is exercised, that number of Shares whose Fair Market Value on the date of exercise equals the total exercise price for the Options being exercised, (v) any combination of the foregoing methods of payment, or (vi) such other consideration and method of payment for the issuance of Shares as determined by the Administrator, to the extent permitted under Applicable Laws.

     9. Exercise of Option.

          a. Procedure for Exercise; Rights as a Stockholder. Any Option shall be exercisable at such times and under such conditions as determined by the Administrator, including the allotment of any number of Options in periodic installments (which may, but need not, be equal) and including performance criteria with respect to the Company and/or the Optionee, and as shall be permitted under the terms of the Plan. An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          b. Termination of Employment. In the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only by the earlier of the expiration date of the term of the Option as set forth in the Option Agreement or the date that is ninety (90) days after the date of such termination (or, in the case of a Nonstatutory Stock Option, such other period as is set out by the Administrator in the Option Agreement, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate and the Shares covered by such Option shall revert and again become available for issuance under the Plan.

     If the Optionee ceases to be an employee, officer or director of, or consultant to the Company as a result of dismissal by the Company for "cause" as defined herein, all Options theretofore granted to such Optionee but not theretofore exercised shall terminate immediately upon such dismissal. For the purposes of the Plan, the term "cause" shall mean: (i) with respect to an


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                                       -6-

Optionee who is a party to a written agreement with or, alternatively, participates in a compensation or benefit plan of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of like import) for purposes of termination of employment thereunder by the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans; or (ii) in all other cases, as determined by the Board, in its sole discretion, the wilful commission by the Optionee of a criminal or other act that causes or probably will cause substantial economic damage to the Company or substantial injury to the business reputation of the Company, the commission by the Optionee of an act of fraud in the performance of such Optionee's duties on behalf of the Company, the continuing wilful failure of an Optionee to perform the duties of such Optionee to the Company (other than such failure resulting from the Optionee's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the Optionee by the Board or the order of a court of competent jurisdiction requiring the termination of the Optionee's relationship with the Company. For purposes of the Plan, no act or failure to act on the Optionee's part shall be considered "wilful" unless done or omitted to be done by the Optionee not in good faith and without reasonable belief that the Optionee's action or omission was in the best interest of the Company.

          c. Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee's Consulting relationship or Continuous Status as an Employee as a result of his disability (as determined by the Board in accordance with the policies of the Company), Optionee may, but only within six (6) months from the date of such termination (or in the case of a Nonstatutory Stock Option, such other longer period as is set out by the Administrator in the Option Agreement, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of disability, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          d. Death of Optionee. In the event of the death of an Optionee, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of death, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          e. Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     10. Transferability of Options. An Incentive Stock Option shall not be transferable except by will or by the laws of descent or distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. A nonstatutory stock option may be transferrable to the extent expressly provided in the Option Agreement. To the extent that the transfer constitutes a bona fide gift or a transfer by will or the laws of descent and distribution, such transfer shall be permitted only to the extent

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                                       -7-
that such disposition is exempt from the operation of Section 16(b) of the Exchange Act in accordance with the provisions of Rule 16b-5 promulgated thereunder or otherwise.

     11. Cancellation and Re-Grant of Options. The Board or the Committee (or its subcommittee) shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share determined on the date of the substituted grant.

     12. Stock Withholding to Satisfy Withholding Tax Obligations. Payment in full to the Company of any withholding tax liability arising from any exercise of Options shall be made at the time of exercise to the satisfaction of the Administrator. At the discretion of the Administrator, Optionees may also satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing either to deliver to the Company other Shares then owned by the Optionee or to have the Company withhold from the Shares to be issued upon exercise of the Option, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be delivered or withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          a. the election must be made on or prior to the applicable Tax Date;

          b. once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

          c. all elections shall be subject to the consent or disapproval of the Administrator;

          d. if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13. Adjustments Upon Changes in Capitalization or Merger.

          a. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been

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

returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          b. In the event of (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; and (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any affiliate of the Company) or the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors then either: (i) any surviving corporation or acquiring corporation shall assume any Options outstanding under the Plan or shall substitute similar options (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 13(a)) for those outstanding under the Plan; or in the event the successor corporation does not agree to assume the Option or substitute an equivalent Option, the Board shall notify Optionees at least fifteen (15) days prior to such proposed action, and to the extent the Option is not exercised, the Option will terminate immediately prior to the consummation of such proposed action.

     14. Time of Granting Options. The date of grant of an Option shall for all purposes be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. However, such grant shall not be effective until the Optionee executes a written Option Agreement with respect to such Option. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     15. Amendment and Termination of the Plan.

          a. Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. However, to the extent that shareholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3, or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange, such amendment shall not be effective until shareholder approval is

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obtained. The Board may in its sole discretion submit any other amendment to the
Plan for shareholder approval.

          b.  Effect  of  Amendment  or  Termination.   Any  such  amendment  or
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan has not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     16. Conditions Upon Issuance of Shares. Shares will not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitations, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     The Company shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the Securities Act of 1933, as amended, the 1934 Act, or under any other state or federal law, rule or regulation. The Company is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of Shares under applicable securities laws or to perfect any exemption from such registration or qualification. Furthermore, the Company will not be liable to any Optionee for failure to deliver or transfer Shares if such failure is based upon the provisions of this paragraph.

     17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18. Agreements. Options shall be evidenced by written agreements in such form as the Board shall approve from time to time.

     19. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted.

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


Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.



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